UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-6036

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2009 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Pacific Equity Income Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund

Performance and Expenses

Through June 30, 2009

	Average Annual Total Returns					2008 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	-11.99%	10.43%	13.53%	10.29%	9/12/94	1.16%
Matthews Asia Pacific Equity Income Fund	-8.51%	n.a.	n.a.	4.03%	10/31/06	1.35%
After Contractual Fee Waiver						1.32%[1]
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	-10.44%	6.31%	n.a.	7.34%	10/31/03	1.23%
Matthews Pacific Tiger Fund	-8.26%	13.87%	10.29%	7.67%	9/12/94	1.12%
Matthews China Fund	-6.61%	18.41%	13.84%	11.70%	2/19/98	1.23%
Matthews India Fund	-11.45%	n.a.	n.a.	9.76%	10/31/05	1.29%
Matthews Japan Fund	-21.77%	-6.63%	-3.80%	2.44%	12/31/98	1.23%
Matthews Korea Fund	-26.07%	7.56%	6.78%	2.71%	1/3/95	1.27%
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	n.a.	n.a.	n.a.	16.25%[2]	9/15/08	14.31%[3]
After Contractual Fee Waiver						2.00%[3]
ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund	-21.47%	3.30%	n.a.	-4.68%	12/27/99	1.33%

1  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Pacific Equity Income Fund. Please see page 81 for additional information.

2  Actual Return, Not Annualized.

3  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until August 31, 2010 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Cover photo: River by the Esplanade, Singapore

Contents

Message to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	6

Matthews Asia Pacific Equity Income Fund	11

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund	16

Matthews Pacific Tiger Fund	21

Matthews China Fund	26

Matthews India Fund	31

Matthews Japan Fund	36

Matthews Korea Fund	41

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund	46

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund	50

Disclosure of Fund Expenses	54

Statements of Assets and Liabilities	56

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	65

Notes to Financial Statements	75

Disclosures and Index Definitions	84

Trustees and Officers of the Funds	85

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

PFPC Distributors, Inc. | 760 Moore Road | King of Prussia, PA 19406

"To deal with uncertainty, it is useful to focus on one fixed point. For us, it is our confidence in the secular growth of the Asian household..."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

To some investors it may appear that everything is back to normal. Long-term treasuries are yielding pretty much what they did before the crisis. Credit spreads on investment grade corporate debt are back to pre-Lehman levels. Core inflation is back down to the 2% level that is assumed to be the U.S. Federal Reserve's target. The Fed Funds rate is still close to zero, but conditions in the interbank money markets have improved and futures markets are anticipating an "exit strategy" from extreme monetary policy measures. Equity markets, too, are trading close to long-term average valuations.

However, the normality in the financial markets hides much of the uncertainty in the real global economy. Unemployment in the U.S. and Europe is high and rising. Financial systems in the West have stabilized but borrowing and lending are subdued and their stimulus programs are finding it hard to gain traction. China's economy is growing quickly again but investors worry about non-performing loans and the loss of the U.S. export market and what, if anything, might replace it. Fears of protectionism and changing political relationships cloud the horizon.

Amid the recovery in capital markets that took place in the first half of 2009, the Matthews Asia Funds have on the whole performed well, but did not fully participate in the acute rally in the most risky and distressed securities. Our Funds tend not to hold large positions in such equities as we try to avoid the allure and risks of short-term returns and cyclical stocks. Rather, we seek companies that we believe will benefit from the long-term economic evolution of the region.

One Fixed Point

To deal with uncertainty, it is useful to focus on one fixed point. For us, it is our confidence in the secular growth of the Asian household—in terms of both its rising average wealth and increasing sophistication. Incomes have grown steadily throughout the past three decades—even through the Asian financial crisis. We have seen, for example, wages in East Asian economies (excluding Japan) increase from just 8% of U.S. levels in 1975 to 39% in 2007.

China is a prime example. Twenty years ago, life there was an uninspiring struggle. When I was studying in Beijing, my university professor's compensation consisted of a tiny university room and the equivalent of about US$20 a month—enough for a couple of meals a day. As a result, many academics turned into street vendors at night—I can remember buying lamb kebabs from a university lecturer on the streets of Taiyuan. My Chinese classmates waited for the government to allocate similarly low-paying jobs to them as teachers or in state publishing houses. Years later—as reforms rolled on—I learned my own roommate had quit his job at the publishing house, joined an insurance company and launched an internet start up. Colloquially, he had "taken the plunge" into China's new capitalist markets. Now, the Chinese government

2 MATTHEWS ASIA FUNDS

wants to start the process of privatizing the publishing houses that my former roommate found so uninspiring. What changes in 20 years! Changes I would not have dared imagine. And yet in the 1990s it did seem clear, in a general sense, that economic growth would transform Chinese lives. The particular ways may not be predictable year to year, but the trend, direction and even pace seem set.

Superficially, China has changed a lot. The new China has brought nearly 300 million people from rural to urban life since the 1990s; adding to the urban population at a rate of 1.5 million people each month—roughly the population of Philadelphia. This shift has been significant and obvious to the naked eye. In fact, much of the quaintness of the old Beijing I knew is now gone; replaced by functional, modern buildings. But its quaintness obscured great poverty and now the new buildings incubate great prosperity. As the example of the kebab-selling academic shows, China's growth has been through the hard work and ingenuity of the Chinese people and not just some abstract offshoot of an "export-driven" economic model. Indeed, net exports only directly contributed 2-3% to China's 10% growth rate, even as the trade surplus expanded massively during the past decade. The real motor behind Chinese and Asian growth has always been entrepreneurialism—seeking out opportunities and profits wherever they lie.

As China continues to develop and enrich the lives of its citizens we believe that issues related to the environment, health care, pension provision, and saving and investment decisions will move to the forefront. This is the infrastructure spending that will drive the productivity of the Asian household—not just the roads, buildings, railways and new cities that are popping up but the unseen infrastructure: the abstract, virtual, legal and financial infrastructure that surrounds new media, better banking services, home and car loans, health and property insurance, and financial services. These industries have changed dramatically and promise continued change.

Buy and Hold

The severe disruptions in the global economy appeared to sound the death knell of an investment icon of the last two decades—the buy and hold strategy. Indeed, some of the voices sounding its death knell have been prominent. We disagree—we continue to embrace buy and hold.

On a fundamental level, the alternative to a buy and hold strategy is extremely unattractive, i.e., "sell and give it all away." After all, you have to hold something—even if it is cash or gold or consumer goods. Any asset will have a return relative to anything else—cash is only safe if inflation does not erode its value and bonds are safe only if the credit is good. Each asset has a risk associated with it. Balancing out those risks is the job of intelligent strategic asset allocation or tactical buying and selling. The latter is hard to do successfully and incurs high transaction costs. The former at least affords some kind of protection against risk—be it volatility or risk of the kind that we have seen recently. Anyone who rejects buy and hold implies that they consistently know more than the market—that they can make frequent correct decisions regarding when to dip in and out of and switch to and from the multitude of available assets, and that they are capable of foreseeing all the

"While we cannot predict every development in the markets, we do anticipate an upward trajectory in Asia's growth that we want to participate in on behalf of our shareholders."

matthewsasia.com | 800.789.ASIA 3

twists and turns that lie ahead. We do not claim this ability for ourselves—and I don't think I have ever met anyone who has reliably demonstrated it.

We don't expect to be able to see the future perfectly. That is not how we approach stock selection. We seek only to find good companies that, through a mixture of the economics of their industry or business and the reliability and savvy of their management, could have the flexibility and strength to withstand the inevitable vagaries of the market. We also look to find the right type of security associated with the company—equity, debt or convertible—and the right price that may help us navigate the ever changing conditions in as secure and profitable a way as possible.

From our point of view, to pursue a buy and hold strategy is not to ignore the uncertain future, but to accept it. It is not a suggestion that we know or see the future clearly, but the secure recognition that we cannot. While we cannot predict every development in the markets, we do anticipate an upward trajectory in Asia's growth that we want to participate in on behalf of our shareholders. All we can do then is use our judgment to benefit from this growth in a manner in which we are cognizant of the risks involved.

A Personal Note

On a personal note, it is an exciting time to be named Chief Investment Officer at Matthews. I can't help but think that many of Asia's best years still lie ahead. I am enthusiastic about the opportunity to participate in Asia's future through the implementation of a style and strategy of investing in which I firmly believe. I am privileged to work with a team of talented investment professionals, who inspire me to develop the investment solutions to grow wealth by investing in, what are for me, the world's most exciting markets.

As always, we are honored to serve as your Asia investment specialists and thank you for your investment in the Matthews Asia Funds.

Robert J. Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

4 MATTHEWS ASIA FUNDS

Chairman's Message to Shareholders

Dear Fellow Shareholders,

I would like to inform you of some recent changes at Matthews International Capital Management, LLC ("Matthews").

Paul Matthews and I have worked long and hard to build a team with depth and diversity to cover an Asia that has changed and evolved since we started working on these markets. As part of the ongoing evolution of the firm, I recently assumed the role of Chairman of the Board of Directors of Matthews and will continue to serve as a Co-Manager of the Matthews Pacific Tiger and Matthews Korea Funds. William J. Hackett has succeeded me as the firm's Chief Executive Officer and Robert J. Horrocks, PhD, has been appointed Chief Investment Officer.

Bill has served as President of Matthews since 2007, and now as Chief Executive Officer will oversee all areas of the firm, with the exception of investment management. Robert joined Matthews in August 2008 as our Director of Research. As Chief Investment Officer, he will oversee the firm's investment process and investment professionals and set the research agenda for the investment team. Robert is also Co-Manager of the Matthews Asian Growth and Income Fund.

Both Bill and Robert bring extensive experience in Asian markets and proven leadership skills to their roles. I look forward to continuing to work with them to develop and enhance Matthews' position as a leader in Asian asset management.

Since January 2008, Andrew Foster served as Matthews' acting Chief Investment Officer. Robert's appointment as Chief Investment Officer enables Andrew to focus on his primary role as Portfolio Manager. Andrew is Lead Manager of the Matthews Asian Growth and Income Fund and Co-Manager of the Matthews Asia Pacific Equity Income, Matthews China and Matthews India Funds. During his tenure as acting Chief Investment Officer, Andrew helped navigate Matthews and our investment team through some of modern history's most challenging financial conditions. We are grateful to Andrew for stepping in to fill this role when needed and his ongoing contributions to Matthews.

Paul and I will continue to be closely involved with the strategic direction of Matthews and mentor, support and work with the members of the investment team. Paul remains a Director of Matthews and a Trustee of the Matthews Asia Funds. We continue to remain optimistic about the long-term growth prospects in Asia, and are confident in the team of professionals that we have brought together at Matthews. As always, we appreciate the opportunity to serve you.

Yours truly,

Mark W. Headley
Chairman
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 5

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Andrew T. Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

Note: Managers shown reflect changes effective April 29, 2009.

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$1.6 billion
NAV	$13.47
Total # of Positions	80

Fiscal Year 2008 Ratios

Portfolio Turnover	25.16%[1]
Gross Expense Ratio	1.16%[2]

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

During the first half of 2009, the Matthews Asian Growth and Income Fund rose 19.14% while its benchmark, the MSCI All Country Asia ex Japan Index, gained 35.87%. For the second quarter ended June 30, the Fund gained 21.57%, while its benchmark increased 34.98%.

Capital markets in Asia have been characterized by pronounced volatility thus far this year. The first three months saw sharp declines, such that valuations on equities fell to some of the lowest levels on record. As most stock markets in the region are relatively young—with the notable exceptions of Japan, Australia and India—the notion of "lowest levels on record" should be taken with a grain of salt. Yet in March, equities began a fierce rally, and valuations on broader market indices rose approximately 50% within the span of six weeks. Shares in China and India lead the way.

Amid this recovery, the Fund's performance lagged its benchmark due to its relatively defensive orientation. The Fund's low exposure to energy stocks—especially to Chinese coal, gas and oil companies—was the main reason for its relative underperformance during the second quarter. Historically, we have not made extensive investments in such industries given the cyclicality that tends to prevail in energy markets. Instead we preferred to invest in more stable sources of growth—particularly companies that derive their economic value in tandem with rising consumption and living standards for households in Asia.

After such a dramatic rally in valuations, we believe some of the "easiest" gains have been achieved. In particular, yields on Asian bonds have dropped substantially in recent months, as the securities' underlying market values have appreciated sharply. Yields that were well into the double digits, often over 20%, have now generally declined to a range in the mid-single digits. Also, the gross valuation disparities that prevailed among Chinese and Indian equities during late 2008 (and which led us to raise the Fund's allocation to those markets) have generally dissipated.

Still, we remain confident that opportunities in the region persist. In particular, the Fund has found attractive investment candidates among mid- and larger-sized industrial companies where valuations have lagged. The common hallmarks of these new holdings are secure balance sheets—with little or no debt, and large cash reserves—combined with reasonable returns on capital and increasing returns to scale (or "operating leverage"). While the economic environment may pose challenges to such companies in the short term, their strong financial condition should facilitate their survival; and their returns to scale should enhance profitability if and when the business cycle recovers.

During the past several years, the Fund has maintained a large position in "traditional" media stocks (publications, radio and broadcast television), with the portfolio's weighting typically ranging between 5% and 7%, while its benchmark has been well below 1%. The fundamentals for the industry (revenues and profits) have generally grown to expectation, but stock performance has been mixed.

(continued)

6 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 9/12/94
Matthews Asian Growth and Income Fund	21.57%	19.14%	-11.99%	4.26%	10.43%	13.53%	10.29%
MSCI AC Asia ex Japan Index[3]	34.98%	35.87%	-17.74%	4.24%	12.61%	5.39%	2.09%[4]
MSCI AC Far East ex Japan Index[3]	32.47%	33.64%	-18.94%	3.74%	11.69%	4.52%	1.72%[4]
Lipper Pacific ex Japan Funds Category Average[5]	35.80%	34.55%	-16.24%	3.66%	12.05%	6.61%	3.71%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June		December		Total
2009	21.94	¢	N/A		N/A
2008	24.82	¢	16.66	¢	41.48	¢
2007	21.51	¢	68.91	¢	90.42	¢
2006	21.89	¢	39.85	¢	61.74	¢
1994-2005	$1.88		$2.07		$3.95

Note: This table does not include capital gains distributions.

30-DAY YIELD: 3.41%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/09, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 4.58%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Security Type	Country	% of Net Assets
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	Convertible Bond	China/Hong Kong	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Equity	Taiwan	2.7%
HSBC Holdings PLC	Equity	United Kingdom	2.6%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/14	Convertible Bond	China/Hong Kong	2.3%
Hang Lung Properties, Ltd.	Equity	China/Hong Kong	2.3%
CLP Holdings, Ltd.	Equity	China/Hong Kong	2.3%
Nippon Building Fund, Inc., REIT	Equity	Japan	2.2%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Convertible Bond	Malaysia	2.2%
Reliance Communications, Ltd., Cnv., 0.000%, 05/10/11	Convertible Bond	India	2.1%
Cherating Capital, Ltd., Cnv., 2.000%, 07/05/12	Convertible Bond	Malaysia	2.1%
% OF ASSETS IN TOP TEN			23.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 7

COUNTRY ALLOCATION (%)7

China/Hong Kong	34.6
Singapore	13.1
South Korea	8.4
India	8.2
Taiwan	7.2
Japan	7.0
Malaysia	6.3
Thailand	2.8
United Kingdom	2.6
Indonesia	2.6
Australia	1.5
Philippines	1.2
Vietnam	1.0
Cash and Other Assets, Less Liabilities	3.5

SECTOR ALLOCATION (%)

Financials	25.7
Industrials	13.8
Information Technology	13.3
Consumer Discretionary	12.1
Telecommunication Services	12.0
Consumer Staples	6.6
Utilities	5.1
Health Care	2.8
Energy	2.3
Non-Classified	1.9
Materials	0.9
Cash and Other Assets, Less Liabilities	3.5

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	38.7
Mid Cap ($1B-$5B)	41.9
Small Cap (Under $1B)	13.9
Non-Classified	1.9
Cash and Other Assets, Less Liabilities	3.5

BREAKDOWN BY SECURITY TYPE (%)

Common Equities	63.9
Convertible Bonds[9]	27.5
Preferred Equities	2.3
Government Bonds	1.9
Corporate Bonds	0.9
Cash and Other Assets, Less Liabilities	3.5

7  Australia, The United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

There are several reasons for the Fund's ongoing investment in media. The bulk of the industry has a secure balance sheet—little debt, with substantial holdings in cash. Meanwhile, the Fund's holdings have generated relatively stable revenue growth (typically near 9% or 10% annually), while enjoying healthy margins, such that profits have generally followed the expansion in revenues. This condition has allowed the Fund's holdings to pay meaningful dividends—historically, such companies have paid yields above the average available in the Asian markets (and even above long-term U.S. treasury yields). Admittedly, the expansion of the industry has lagged behind faster-growing industries in Asia, but it has still been respectable in absolute terms, while the dividends have provided some buffer for share prices during market downturns.

In our view, there is another compelling reason for the investment. To invest in media in Asia is also to invest in a "long-term call option" on greater freedom of speech within the region; it is to invest in the Asia you cannot readily see but which is already emerging. We can illustrate this notion with an example from the past: just over a decade ago, the Fund's benchmark gave China short shrift—its weighting in the benchmark was approximately 1%. China's capital markets were then relatively small and difficult to access; the benchmark index could not "see" the growing depth and breadth of China's economy. The small weighting may have seemed reasonable, but it was the wrong premise upon which to invest for the next decade.

In similar fashion, Asia's media industry today is relatively difficult to "see" within the benchmark index, as the underlying market capitalization is relatively small. Yet this overlooks an industry that we believe is substantial and poised for more growth. Currently the advertising industry in the U.S. spends the equivalent of $450 per person on media each year, similar figures in China and India run at $21 and $4, respectively. Even Taiwan—a relatively wealthy and developed country within the region—generates only $58 in advertising expenditure per capita per annum.1

Media markets in Asia are relatively small: government regulations and strictures on free expression have tended to stunt their growth. It is difficult to develop a robust and valuable media market without freedom of speech! We would argue that even as freedoms within Asia lag behind our own, change is happening. Public discourse, even on sensitive political topics, is far more prevalent than it was one decade ago. We believe that in time, such discourse will grow—and with it, the value of the region's media markets. Thus the Fund continues to invest patiently in this underappreciated "long-term call option" on Asia's freedom of speech; in the process, the Fund is investing in the Asia that is not yet readily visible, but which is already there and growing.

1  In US$. Sources: CIA World Factbook, Nielson Company, China State Administration of Industry and Commerce, Madison World and Pitch.

8 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 63.9%

	Shares	Value
CHINA/HONG KONG: 23.5%
Hang Lung Properties, Ltd.	11,388,920	$37,504,074
CLP Holdings, Ltd.	5,602,700	37,124,469
VTech Holdings, Ltd.	4,535,300	30,887,506
Television Broadcasts, Ltd.	7,647,000	30,625,722
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	11,760,000	30,134,761
Bank of Communications Co., Ltd. H Shares	26,020,000	28,948,205
Hang Seng Bank, Ltd.	1,694,400	23,715,095
Vitasoy International Holdings, Ltd.	43,697,000	22,937,755
Hang Lung Group, Ltd.	4,683,000	21,913,534
ASM Pacific Technology, Ltd.	4,199,800	21,476,761
Lenovo Group, Ltd.	47,626,000	17,772,028
HongKong Electric Holdings, Ltd.	2,577,500	14,318,337
PCCW, Ltd.	49,380,000	12,858,240
Hong Kong & China Gas Co., Ltd.	5,971,490	12,535,246
I-CABLE Communications, Ltd.[b]†	129,832,000	12,061,734
Café de Coral Holdings, Ltd.	5,757,100	11,472,126
Next Media, Ltd.	67,392,000	9,096,157
China Green Holdings, Ltd.	4,740,000	4,925,009
Hengan International Group Co., Ltd.	669,460	3,128,368
Giordano International, Ltd.	9,109,000	1,909,349
Total China/Hong Kong		385,344,476
SINGAPORE: 11.2%
Ascendas REIT	29,117,000	31,744,486
Keppel Corp., Ltd.	6,590,000	31,237,405
Singapore Technologies Engineering, Ltd.	14,429,000	24,312,755
Fraser and Neave, Ltd.[c]	7,766,100	20,808,430
Singapore Post, Ltd.	26,322,000	16,241,423
Parkway Holdings, Ltd.	13,793,093	15,819,156
Cerebos Pacific, Ltd.	7,640,000	15,597,848
Hong Leong Finance, Ltd.	8,184,000	14,876,330
Parkway Life REIT	10,233,110	6,519,913
Singapore Press Holdings, Ltd.	2,984,500	6,494,516
Total Singapore		183,652,262
TAIWAN: 7.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	24,944,469	40,938,885
Cathay Financial Holding Co., Ltd.	17,962,240	26,406,638
Cyberlink Corp.	4,912,889	18,267,646
Chunghwa Telecom Co., Ltd. ADR	804,044	15,944,192
President Chain Store Corp.	5,263,000	13,454,176
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	391,708	3,685,972
Total Taiwan		118,697,509
JAPAN: 7.0%
Nippon Building Fund, Inc., REIT	4,208	35,969,859
Japan Real Estate Investment Corp., REIT	3,912	32,449,741
Trend Micro, Inc.	806,500	25,752,834
Hamamatsu Photonics, K.K.	1,065,700	20,437,838
Total Japan		114,610,272

	Shares	Value
SOUTH KOREA: 5.2%
Hana Financial Group, Inc.	986,639	$21,019,167
SK Telecom Co., Ltd. ADR	1,166,733	17,676,005
S1 Korea Corp.	401,150	17,034,484
GS Home Shopping, Inc.	272,258	13,855,498
SK Telecom Co., Ltd.	68,216	9,298,830
Daehan City Gas Co., Ltd.	280,300	5,971,015
Total South Korea		84,854,999
THAILAND: 2.8%
Advanced Info Service Public Co., Ltd.	8,633,000	22,860,707
BEC World Public Co., Ltd.	33,152,500	20,286,896
Thai Reinsurance Public Co., Ltd. NVDR	25,672,800	3,409,961
Total Thailand		46,557,564
UNITED KINGDOM: 2.6%
HSBC Holdings PLC ADR	1,011,733	42,260,087
Total United Kingdom		42,260,087
INDONESIA: 1.7%
PT Telekomunikasi Indonesia ADR	903,200	27,077,936
Total Indonesia		27,077,936
AUSTRALIA: 1.5%
AXA Asia Pacific Holdings, Ltd.	7,737,372	24,168,851
Total Australia		24,168,851
PHILIPPINES: 1.2%
Globe Telecom, Inc.	1,036,040	20,413,618
Total Philippines		20,413,618
TOTAL COMMON EQUITIES		1,047,637,574
(Cost $1,036,587,820)

PREFERRED EQUITIES: 2.3%

SOUTH KOREA: 2.3%
Hyundai Motor Co., Ltd., Pfd.	566,280	12,448,608
LG Household & Health Care, Ltd., Pfd.	200,290	9,450,263
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	135,056	8,609,141
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	7,204,397
Total South Korea		37,712,409
TOTAL PREFERRED EQUITIES		37,712,409
(Cost $20,704,275)

matthewsasia.com | 800.789.ASIA 9

Matthews Asian Growth and Income Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL BONDS: 30.3%

	Face Amount		Value
CHINA/HONG KONG: 11.1%
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12	$46,700,000		$51,486,750
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	282,470,000	[d]	38,278,994
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	226,300,000	[d]	31,316,798
China High Speed Transmission Equipment Group Co., Ltd., Cnv. 0.000%, 05/14/11	132,000,000	[d]	20,918,793
PB Issuer, Ltd., Cnv. 3.300%, 02/01/13	19,750,000		17,972,500
FU JI Food and Catering Services Holdings, Ltd., Cnv. 0.000%, 10/18/10	141,500,000	[d]	15,536,475
China Green Holdings, Ltd., Cnv. 0.000%, 10/29/10	55,000,000	[d]	7,249,111
Total China/Hong Kong			182,759,421
INDIA: 8.2%
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11	32,915,000		35,219,050
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	25,149,000		24,205,912
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	19,314,000		20,134,845
Rolta India, Ltd., Cnv. 0.000%, 06/29/12	23,116,000		19,417,440
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13	25,400,000		19,304,000
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	6,400,000		9,856,000
Educomp Solutions, Ltd., Cnv. 0.000%, 07/26/12	5,915,000		6,920,550
Total India			135,057,797
MALAYSIA: 6.3%
Rafflesia Capital, Ltd., Cnv. 1.250%[e], 10/04/11	32,700,000		35,765,625
Cherating Capital, Ltd., Cnv. 2.000%[e], 07/05/12	34,000,000		34,680,000
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13	20,300,000		19,056,625
YTL Power Finance Cayman, Ltd., Cnv. 0.000%, 05/09/10	11,000,000		13,007,500
Total Malaysia			102,509,750
SINGAPORE: 1.9%
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12	18,600,000		20,506,500
Olam International, Ltd., Cnv. 1.2821%, 07/03/13	6,630,000		10,740,600
Total Singapore			31,247,100
VIETNAM: 1.0%
Socialist Republic of Vietnam 6.875%, 01/15/16	15,711,000		15,868,110
Total Vietnam			15,868,110

	Face Amount	Value
SOUTH KOREA: 0.9%
POSCO 8.750%, 03/26/14	$13,500,000	$14,986,215
Total South Korea		14,986,215
INDONESIA: 0.9%
Republic of Indonesia 10.375%, 05/04/14	12,700,000	14,668,500
Total Indonesia		14,668,500
TOTAL INTERNATIONAL BONDS		497,096,893
(Cost $498,984,349)
TOTAL INVESTMENTS: 96.5%		1,582,446,876
(Cost $1,556,276,444f)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.5%		58,101,572
NET ASSETS: 100.0%		$1,640,548,448

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Security was suspended from trading on June 30, 2009.

d  Face amount reflects principal in local currency.

e  Variable rate security. The rate reflects the rate in effect at June 30, 2009.

f  Cost of investments is $1,556,276,444 and net unrealized appreciation consists of:

Gross unrealized appreciation	$169,818,960
Gross unrealized depreciation	(143,648,528)
Net unrealized appreciation	$26,170,432

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

NVDR  Non-voting Depositary Receipt

Cnv.  Convertible

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

10 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew T. Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$157.4 million
NAV	$9.88
Total # of Positions	58

Fiscal Year 2008 Ratios

Portfolio Turnover	25.07%[1]
Gross Expense Ratio	1.35%
After Contractual Fee Waiver	1.32%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stock, preferred stocks, convertible preferred stock and other equity-related instruments of companies located in the Asia Pacific region.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Equity Income Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews Asia Pacific Equity Income Fund gained 17.82%, while its benchmark, the MSCI All Country Asia Pacific Index, rose 16.83%. For the quarter ended June 30, the Fund gained 25.07% and the benchmark increased 28.20%. In June, the Fund distributed 13.86 cents per share, bringing its total year-to-date income distribution to 23.93 cents per share.

Capital markets took investors on a roller-coaster ride during the first six months of 2009—an illustration of the inherent volatility of Asian investing. Sentiment swung from an extremely pessimistic outlook on economic growth and the viability of the global financial system, to one of snapping up beaten-down "risky assets" as risk aversion subsided. The performance of the Fund's holdings within the financial sector illustrated this sharp change in sentiment. This sector, which spans not just banks and insurance companies but also real estate-related companies, was the Fund's worst-performing sector during the first quarter. However, the sector delivered strong returns in the second quarter making it the largest positive contributor to performance year-to-date. The Fund maintained a substantial weight within financials, acquiring shares in real estate-related companies and investment trusts, while trimming some exposure to banks.

The Fund's Japanese holdings were the main detractors to performance during the first six months of the year as Japanese equities did not fully participate in the rally during the second quarter. The Fund's holdings in China and Hong Kong accounted for the bulk of positive performance as investors perceived China as one of the few countries with both the fiscal and monetary firepower to support economic growth. Chinese macro economic data indicated resilient domestic consumption, with retail sales growing about 15% year-on-year. Additionally, Chinese banks embraced the government's call for greater access to financing to help spur domestic investments and economic expansion by extending US$1.1 trillion of new loans in the first half of 2009, an almost three-fold increase compared to last year.

Investors seeking the benefits of dividend-paying companies, such as lower downside volatility, recognize that it is important that those companies maintain the absolute value of their dividend payments—especially during periods of earnings contractions. Oftentimes a company will tie its dividend payment to earnings via the "payout ratio"—or the percentage of earnings paid out as dividends. However, while this results in higher dividends during periods of earnings expansion, it leaves investors with little safety when earnings contract. As a consequence, when earnings decline, investors are hit with the double impact of falling share prices and eroding dividend income.

The Matthews Asia Pacific Equity Income Fund aims to focus on companies that can grow dividends in a stable fashion over time. As a result, even during this challenging business environment, the majority of the Fund's holdings that declared and paid dividends year-to-date either raised or maintained their dividends compared to last year. Companies that pay stable and/or growing dividends often exhibit at least

(continued)

matthewsasia.com | 800.789.ASIA 11

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	Inception 10/31/06
Matthews Asia Pacific Equity Income Fund	25.07%	17.82%	-8.51%	4.03%
MSCI AC Asia Pacific Index[3]	28.20%	16.83%	-22.33%	-6.64%
Lipper Pacific Region Funds Category Average[4]	28.56%	16.01%	-25.57%	-7.37%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1		Q2		Q3	Q4		Total
2009	10.07	¢	13.86	¢	N/A	N/A		N/A
2008	5.86	¢	7.53	¢	11.43 ¢	5.55	¢	30.37	¢
2007	—		10.30	¢	—	17.12	¢	27.42	¢
2006 (Fund inception: 10/31/06)						1.97	¢	1.97	¢

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 3.01%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/09, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 4.79%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Globe Telecom, Inc.	Philippines	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.5%
Top Glove Corp. BHD	Malaysia	3.4%
SK Telecom Co., Ltd.	South Korea	3.4%
Monex Group, Inc.	Japan	3.2%
HSBC Holdings PLC	United Kingdom	3.2%
PT Telekomunikasi Indonesia	Indonesia	3.1%
Minth Group, Ltd.	China/Hong Kong	3.0%
Chunghwa Telecom Co., Ltd.	Taiwan	3.0%
VTech Holdings, Ltd.	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN		32.0%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

12 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Equity Income Fund

Portfolio Manager Commentary (continued)

one of the following characteristics: they generate stable earnings that allow for the ongoing funding of the dividend; they pay out a smaller proportion of earnings as a dividend and as a result have more capacity to maintain the dividend-per-share even when earnings fall, by temporarily increasing the ratio of earnings paid out; and third, while the financial ability to pay a dividend is essential for longer-term dividend payments, a company's commitment to maintain its dividend acts as an additional layer of insurance.

One of the Fund's main contributors to performance year-to-date, Top Glove Corp. Bhd, exhibits all of these attributes. This Malaysian company is the world's largest manufacturer of latex rubber gloves, mainly for medical use. Awareness of basic health and hygiene tends to increase as households become wealthier, while medical spending generally tends to be less impacted by the business cycle. Geographically, Top Glove derives approximately one-third of its sales from emerging markets where household incomes have been on the rise, while the health care sector accounts for the majority of sales. As a result of its customer mix, the company has been able to grow its sales even during the economic downturn. Top Glove has grown its dividend-per-share by an average of 30% annually for the past five years but still only pays out 30% of earnings. During a meeting with the founder and chairman at one of Top Glove's production facilities in Malaysia, we found that the management team exhibits the strict focus on operational efficiency one would expect from a company that produces 31.5 billion pieces annually, as well as the commitment to and track record of increasing its dividend.

The recent rally in equity markets across the region has resulted in higher share prices and, consequently, lower dividend yields. However, we believe that dividend-paying companies in Asia continue to offer the potential for long-term growth at attractive dividend yields, while allowing investors to diversify their sources of investment income.

COUNTRY ALLOCATION (%)6

China/Hong Kong	21.0
Japan	18.3
Taiwan	9.9
Singapore	8.9
Thailand	8.6
Malaysia	7.3
Australia	6.1
South Korea	5.4
Indonesia	4.9
Philippines	3.8
United Kingdom	3.2
India	0.8
Cash and Other Assets, Less Liabilities	1.8

SECTOR ALLOCATION (%)

Financials	24.1
Consumer Discretionary	20.9
Information Technology	14.0
Telecommunication Services	13.2
Consumer Staples	11.5
Utilities	5.1
Health Care	5.1
Industrials	4.3
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	34.3
Mid Cap ($1B-$5B)	37.2
Small Cap (Under $1B)	26.7
Cash and Other Assets, Less Liabilities	1.8
Source: FactSet Research Systems

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 13

Matthews Asia Pacific Equity Income Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.4%

	Shares	Value
CHINA/HONG KONG: 21.0%
Minth Group, Ltd.	5,683,000	$4,689,112
VTech Holdings, Ltd.	557,000	3,793,429
CLP Holdings, Ltd.	529,500	3,508,559
Television Broadcasts, Ltd.	772,000	3,091,808
Yantai Changyu Pioneer Wine Co., Class B	469,896	2,894,511
ASM Pacific Technology, Ltd.	560,100	2,864,216
Xinao Gas Holdings, Ltd.	1,582,000	2,692,551
Café de Coral Holdings, Ltd.	1,312,000	2,614,412
China Resources Enterprise, Ltd.	1,218,000	2,430,002
Sa Sa International Holdings, Ltd.	6,080,000	2,276,157
Hang Lung Properties, Ltd.	458,000	1,508,208
Shenzhen International Holdings	9,642,500	644,176
Total China/Hong Kong		33,007,141
JAPAN: 17.2%
Monex Group, Inc.	11,294	5,013,286
Nintendo Co., Ltd.	12,200	3,376,410
Lawson, Inc.	73,200	3,221,971
Fanuc, Ltd.	40,100	3,213,467
Shiseido Co., Ltd.	180,000	2,944,738
Sysmex Corp.	73,000	2,646,252
MID REIT, Inc.	1,124	2,504,151
United Urban Investment Corp., REIT	470	2,012,830
Benesse Corp.	40,800	1,636,006
ORIX Corp.	10,000	595,202
Total Japan		27,164,313
TAIWAN: 9.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,031,313	4,974,994
Cyberlink Corp.	778,343	2,894,121
Chunghwa Telecom Co., Ltd.	1,403,706	2,799,905
Taiwan Secom Co., Ltd.	1,627,000	2,507,105
Chunghwa Telecom Co., Ltd. ADR	95,179	1,887,400
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,339	473,690
Total Taiwan		15,537,215
THAILAND: 8.6%
Land & Houses Public Co., Ltd. NVDR	23,358,200	3,477,812
Thai Beverage Public Co., Ltd.	22,461,000	3,331,699
Major Cineplex Group Public Co., Ltd.	12,000,000	2,406,007
Siam Makro Public Co., Ltd.	1,130,000	2,401,744
Thai Tap Water Supply Public Co., Ltd.	15,646,200	1,888,705
Total Thailand		13,505,967
MALAYSIA: 7.3%
Top Glove Corp. BHD	2,820,700	5,371,795
Astro All Asia Networks PLC	3,170,000	2,912,531
Media Prima BHD	4,931,200	1,696,995
Public Bank BHD	599,600	1,542,436
Total Malaysia		11,523,757

	Shares	Value
SINGAPORE: 6.2%
Venture Corp., Ltd.	767,000	$3,680,204
CapitaRetail China Trust, REIT	3,329,000	2,447,727
Parkway Life REIT	3,395,868	2,163,640
CapitaLand, Ltd.	555,000	1,411,113
Total Singapore		9,702,684
AUSTRALIA: 6.1%
AXA Asia Pacific Holdings, Ltd.	1,097,112	3,426,995
Coca-Cola Amatil, Ltd.	469,730	3,255,408
Billabong International, Ltd.	421,631	2,963,354
Total Australia		9,645,757
SOUTH KOREA: 5.4%
Cheil Worldwide, Inc.	17,658	3,236,827
SK Telecom Co., Ltd.	20,816	2,837,523
SK Telecom Co., Ltd. ADR	161,300	2,443,695
Total South Korea		8,518,045
INDONESIA: 4.9%
PT Ramayana Lestari Sentosa	57,354,000	2,857,508
PT Telekomunikasi Indonesia ADR	92,900	2,785,142
PT Telekomunikasi Indonesia	2,766,000	2,047,665
Total Indonesia		7,690,315
PHILIPPINES: 3.8%
Globe Telecom, Inc.	303,560	5,981,195
Total Philippines		5,981,195
UNITED KINGDOM: 3.2%
HSBC Holdings PLC ADR	68,691	2,869,223
HSBC Holdings PLC	256,133	2,137,118
Total United Kingdom		5,006,341
INDIA: 0.8%
Shriram Transport Finance Co., Ltd.	150,000	944,606
Thermax, Ltd.	37,951	318,952
Total India		1,263,558
TOTAL COMMON EQUITIES		148,546,288
(Cost $130,550,067)

14 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Equity Income Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL BONDS: 3.8%

	Face Amount		Value
SINGAPORE: 2.7%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	3,500,000	[b]	$2,159,711
CapitaCommerical Trust, Cnv. 2.000%, 05/06/13	3,000,000	[b]	2,045,360
Total Singapore			4,205,071
JAPAN: 1.1%
ORIX Corp., Cnv. 1.000%, 03/31/14	170,000,000	[b]	1,742,617
Total Japan			1,742,617
TOTAL INTERNATIONAL BONDS			5,947,688
(Cost $5,349,637)
TOTAL INVESTMENTS: 98.2%			154,493,976
(Cost $135,899,704c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%			2,930,783
NET ASSETS: 100.0%			$157,424,759

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Face amount reflects principal in local currency.

c  Cost of investments is $135,899,704 and net unrealized appreciation consists of:

Gross unrealized appreciation	$23,886,218
Gross unrealized depreciation	(5,291,946)
Net unrealized appreciation	$18,594,272

ADR  American Depositary Receipt

BHD  Berhad

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

Cnv.  Convertible

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 15

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$161.6 million
NAV	$12.15
Total # of Positions	53

Fiscal Year 2008 Ratios

Portfolio Turnover	37.10%[1]
Gross Expense Ratio	1.23%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the first half the year, the Matthews Asia Pacific Fund returned 21.14%, outperforming its benchmark, the MSCI All Country Asia Pacific Index, which gained 16.83%. For the quarter ended June 30, the Fund rose 33.81%, while its benchmark increased 28.20%.

The market rally that began in Asia Pacific in early March continued through the second quarter. Global cyclicals were the clear leaders of the rally—companies in the financial, industrial, energy and materials sectors made major upward moves. The health care, telecom and utilities sectors were relatively weak as investors tended to avoid these more defensive stocks and instead demonstrated an increased appetite for risk. By country, India, Indonesia and Thailand led the way—each posting returns of more than 50% for the second quarter. They were followed by Singapore, China and Hong Kong, all of which gained more than 30%. Taiwan, Korea and Japan also performed reasonably well—advancing more than 20%.

For the first half of 2009, the largest positive contributors to Fund performance were the portfolio's consumer discretionary holdings in China. Chinese domestic demand was resilient during the first half of the year, and the portfolio was positioned to benefit from this. Ctrip, the Fund's largest holding and one of China's leading online (and offline) travel agencies, is a beneficiary of growing domestic travel. The company is growing much faster than the rest of the industry by focusing on corporate businesses and offering superior services. Despite the global slowdown in travel, demand for domestic travel within China has fared relatively well. Air traffic volume actually rose 17% in the first half of the year. Although occupancy rates at high-end hotels were down mainly due to the decline in the number of foreign travelers, mid- to low-end hotels frequented by domestic travelers weathered the storm. The industry as a whole is very fragmented as most travel agencies in China are "mom and pop" shops. We believe that Ctrip is well-positioned to benefit from China's growing middle class.

During the second quarter, the Fund benefited from strong stock selection across the region. The portfolio's overweight positions in financials—especially its real estate holdings in China, Japan and Singapore—performed well. Additionally, the investments we initiated late last year in depressed auto companies in China, Korea and Indonesia contributed to Fund performance. Despite generally weak performance in the telecom sector, the Fund's positions in Softbank of Japan and Bharti Airtel of India added value. Conversely, the Fund's overweight positions in health care and information technology detracted from performance in the second quarter.

Some of the portfolio's holdings, particularly those in China and Hong Kong, have risen to almost pre-global crisis levels and as a result are becoming less attractive. After the markets' sharp rally, we believe that it will be increasingly challenging to find companies trading at attractive valuations in Asia Pacific, with the exception of Japan. The Fund's weighting in Japan is currently at the low end of its historical range; this is primarily the result of the massive stock price appreciation that

(continued)

16 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 10/31/03
Matthews Asia Pacific Fund	33.81%	21.14%	-10.44%	-1.09%	6.31%	N/A	7.34%
MSCI AC Asia Pacific Index[3]	28.20%	16.83%	-22.33%	-4.37%	4.79%	N/A	6.15%
Lipper Pacific Regions Fund Category Average[4]	28.56%	16.01%	-25.57%	-5.34%	4.75%	3.60%	5.86%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Ctrip.com International, Ltd.	China/Hong Kong	4.3%
China Vanke Co., Ltd.	China/Hong Kong	3.7%
Sysmex Corp.	Japan	3.0%
HDFC Bank, Ltd.	India	3.0%
Softbank Corp.	Japan	2.7%
Monex Group, Inc.	Japan	2.5%
China South Locomotive and Rolling Stock Corp.	China/Hong Kong	2.5%
MID REIT, Inc.	Japan	2.5%
Oil Search, Ltd.	Australia	2.4%
PT Bank Rakyat Indonesia	Indonesia	2.4%
% OF ASSETS IN TOP TEN		29.0%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 17

COUNTRY ALLOCATION (%)

Japan	33.5
China/Hong Kong	29.2
India	7.9
South Korea	7.2
Australia	6.6
Indonesia	5.9
Taiwan	4.2
Singapore	2.9
Thailand	1.7
Malaysia	1.0
Liabilities in Excess of Cash and Other Assets	-0.1

SECTOR ALLOCATION (%)

Financials	35.9
Consumer Discretionary	16.4
Industrials	13.3
Information Technology	10.2
Consumer Staples	8.4
Health Care	6.5
Telecommunication Services	5.6
Energy	2.4
Materials	1.4
Liabilities in Excess of Cash and Other Assets	-0.1

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	50.9
Mid Cap ($1B-$5B)	31.2
Small Cap (Under $1B)	18.0
Liabilities in Excess of Cash and Other Assets	-0.1

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Pacific Fund

Portfolio Manager Commentary (continued)

occurred in other parts of Asia Pacific during the first half of the year. We believe that there are many great investment opportunities in Japan and the country's upcoming elections later this summer will be critical in determining the direction Japan will take over the next few years.

The Fund continues to seek investment opportunities that are beneficiaries of Asia's continuing integration. The direct investment by a mainland Chinese company in Taiwan earlier this year may be a precursor to greater integration between the two countries. In our view, there is also a link quietly developing between Japan and Taiwan. For many years, Taiwan has been the center for outsourced electronic products, mainly semiconductor chips and PCs. Unlike U.S. companies, Japanese companies did not participate in the trend to outsource to Taiwanese electronic manufacturing services (EMS) companies; rather they opted to use their own domestic manufacturing facilities. The current lack of global demand is now leading to a consolidation of the semiconductor industry in Japan with leading Japanese chip makers now opting to outsource to Taiwanese companies in a significant way for the first time. We think that this development is positive for both Japan and Taiwan: Taiwanese companies acquire more business from Japan, and Japanese companies can focus on design rather than draining investment capital and human resources on manufacturing. While this may be a small step toward regional reconfiguration of industries, it is certainly an important symbolic step that integration is moving in the right direction.

18 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.8%

	Shares	Value
JAPAN: 33.5%
Sysmex Corp.	134,700	$4,882,879
Softbank Corp.	224,100	4,365,678
Monex Group, Inc.	9,218	4,091,772
MID REIT, Inc.	1,832	4,081,499
Benesse Corp.	94,400	3,785,268
Pigeon Corp.	110,800	3,531,254
Toshiba Machine Co., Ltd.	918,000	3,388,249
The Japan Steel Works, Ltd.	252,000	3,105,647
Keyence Corp.	14,930	3,041,671
Unicharm Petcare Corp.	100,400	2,996,560
The Furukawa Electric Co., Ltd.	628,000	2,825,161
ORIX Corp.	45,190	2,689,716
Fanuc, Ltd.	33,100	2,652,512
Mori Trust Sogo REIT, Inc.	364	2,592,765
Komatsu, Ltd.	160,200	2,473,416
GCA Savvian Group Corp.	1,603	1,984,142
Nintendo Co., Ltd.	6,100	1,688,205
Total Japan		54,176,394
CHINA/HONG KONG: 29.2%
Ctrip.com International, Ltd. ADR[b]	149,400	6,917,220
China Vanke Co., Ltd. B Shares	4,178,387	6,022,261
China South Locomotive and Rolling Stock Corp., H Shares	7,006,900	4,084,552
Tingyi (Cayman Islands) Holding Corp.	2,370,000	3,901,483
China Life Insurance Co., Ltd. H Shares	1,049,000	3,855,287
Hang Lung Group, Ltd.	782,000	3,659,275
China Merchants Bank Co., Ltd. H Shares	1,594,450	3,618,597
Hong Kong Exchanges and Clearing, Ltd.	228,900	3,537,992
Shangri-La Asia, Ltd.	2,096,000	3,095,729
Dairy Farm International Holdings, Ltd.	477,354	3,080,331
Kingdee International Software Group Co., Ltd.	14,118,000	2,431,299
Dongfeng Motor Group Co., Ltd. H Shares	2,460,000	2,063,352
New Oriental Education & Technology Group, Inc. ADR[b]	14,100	949,776
Total China/Hong Kong		47,217,154
INDIA: 7.9%
HDFC Bank, Ltd.	126,958	3,933,780
Jain Irrigation Systems, Ltd.	231,623	3,034,428
Bharti Airtel, Ltd.[b]	173,242	2,895,979
Sun Pharmaceutical Industries, Ltd.	83,845	1,902,640
HDFC Bank, Ltd. ADR	9,000	928,170
Total India		12,694,997

	Shares	Value
AUSTRALIA: 6.6%
Oil Search, Ltd.	899,999	$3,934,981
CSL Australia, Ltd.	143,205	3,702,739
AXA Asia Pacific Holdings, Ltd.	992,300	3,099,599
Total Australia		10,737,319
INDONESIA: 5.9%
PT Bank Rakyat Indonesia	6,401,500	3,924,875
PT Astra International	1,667,500	3,871,637
PT Telekomunikasi Indonesia	2,355,000	1,743,403
Total Indonesia		9,539,915
SOUTH KOREA: 5.9%
NHN Corp.[b]	18,752	2,584,846
Kiwoom Securities Co., Ltd.	66,196	2,575,899
POSCO	6,627	2,194,748
LG Electronics, Inc.	23,758	2,170,280
Total South Korea		9,525,773
TAIWAN: 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,290,135	3,758,572
Richtek Technology Corp.	327,000	2,045,973
Himax Technologies, Inc. ADR	242,100	907,875
Total Taiwan		6,712,420
SINGAPORE: 2.9%
CapitaCommerical Trust, REIT	5,456,000	3,073,799
Keppel Land, Ltd.	1,074,000	1,628,293
Total Singapore		4,702,092
THAILAND: 1.7%
Siam Commercial Bank Public Co., Ltd.	1,264,400	2,704,599
Total Thailand		2,704,599
MALAYSIA: 1.0%
Parkson Holdings BHD	1,100,100	1,592,386
Total Malaysia		1,592,386
TOTAL COMMON EQUITIES		159,603,049
(Cost $133,016,101)

matthewsasia.com | 800.789.ASIA 19

Matthews Asia Pacific Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 1.3%

	Shares	Value
SOUTH KOREA: 1.3%
Hyundai Motor Co., Ltd., Pfd.	96,520	$2,121,812
Total South Korea		2,121,812
TOTAL PREFERRED EQUITIES		2,121,812
(Cost $1,069,680)
TOTAL INVESTMENTS: 100.1%		161,724,861
(Cost $134,085,781c)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: -0.1%		(91,390)
NET ASSETS: 100.0%		$161,633,471

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $134,085,781 and net unrealized appreciation consists of:

Gross unrealized appreciation	$38,170,453
Gross unrealized depreciation	(10,531,373)
Net unrealized appreciation	$27,639,080

ADR  American Depositary Receipt

BHD  Berhad

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

20 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$2.3 billion
NAV	$15.20
Total # of Positions	72

Fiscal Year 2008 Ratios

Portfolio Turnover	16.76%[1]
Gross Expense Ratio	1.12%[2]

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews Pacific Tiger Fund returned 37.56%, while its benchmark, the MSCI All Country Asia ex Japan Index, gained 35.87%. For the quarter ended June 30, the Fund gained 41.53%, and the benchmark rose 34.98%.

The recovery in Asia ex-Japan equities that began toward the tail end of the first quarter gained momentum in the second quarter. The second quarter's rally was broad based but the appreciation in the financial sector was particularly noteworthy and an important contributor to the relative performance of the Fund.

Since the Fund's inception, one of its key strategies has been to pursue growth from the region's domestic consumption. As a result of this approach, the portfolio's holdings have proven to be more resilient in the current downturn than some of their peers. The earnings performance of the Fund's holdings has largely met expectations; such steady performance exceeded the low expectations that were embedded in stock prices at the start of the year.

Retail sales—a key barometer of household consumption—has demonstrated positive growth so far this year, particularly in markets like China, India and Indonesia. Consumer-related companies seem to be benefiting from relatively more stable demand from smaller cities and rural areas. Some of this rural growth is being driven by direct government subsidies and may not be sustainable over the long term. At the same time, rural income has also been bolstered by the price of agricultural commodities, as well as other measures including improved availability of credit, enhanced property rights and overall economic growth. The strength of Asian economies located outside metropolitan areas is a sign that those economies have greater depth. That fact has probably surprised some in the investment community who have been fretting about the region's dependence on exports.

That said, the challenges resulting from shrinking export demand are intense, but not insurmountable. As we have highlighted before, the response by Asian governments to the current economic challenges is very different when compared with the Asian financial crisis—this time, most governments have tried to enact measures to stimulate their economies. Furthermore, the execution of these measures has been more decisive than in other regions of the world. Most notably, China has experienced sharp recoveries in its real estate and automobile industries, facilitated by increased bank lending.

The surge in commercial bank lending in China also merits close attention. There is concern that non-performing loans will spike in coming years if today's loans are not deployed in a productive fashion. Against this backdrop, it is worth noting that although the Fund has carried a 12% weight in Chinese/Hong Kong financials, we have been selective when investing in commercial banks. China Merchant Bank (CMB) is the only Chinese/Hong Kong commercial bank in the portfolio and is more oriented toward retail loans. CMB's management has been cautious in expanding its loan portfolio in the current environment. In fact, during the current phase of heady growth in loans, CMB has

(continued)

matthewsasia.com | 800.789.ASIA 21

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 9/12/94
Matthews Pacific Tiger Fund	41.53%	37.56%	-8.26%	6.60%	13.87%	10.29%	7.67%
MSCI AC Asia ex Japan Index[3]	34.98%	35.87%	-17.74%	4.24%	12.61%	5.39%	2.09%[4]
MSCI AC Far East ex Japan Index[3]	32.47%	33.64%	-18.94%	3.74%	11.69%	4.52%	1.72%[4]
Lipper Pacific ex Japan Fund Category Average[5]	35.80%	34.55%	-16.24%	3.66%	12.05%	6.61%	3.71%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hang Lung Group, Ltd.	China/Hong Kong	3.1%
China Vanke Co., Ltd.	China/Hong Kong	2.6%
Swire Pacific, Ltd.	China/Hong Kong	2.4%
HDFC Bank, Ltd.	India	2.2%
Dongfeng Motor Group Co., Ltd.	China/Hong Kong	2.2%
PT Telekomunikasi Indonesia	Indonesia	2.2%
NHN Corp.	South Korea	2.2%
Tencent Holdings, Ltd.	China/Hong Kong	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.1%
PT Bank Central Asia	Indonesia	2.1%
% OF ASSETS IN TOP TEN		23.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

22 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

lagged the rest of the industry. This gives us some comfort that the quality of CMB's loan portfolio will be superior to its peers over the long term.

Political events also impacted the markets in the region—some were more transient than others. The relations between China and Taiwan received a fresh impetus with the largest Chinese wireless company seeking a stake in a Taiwanese telecommunications company. This is the first instance in recent history of a direct investment by a mainland Chinese company in Taiwan, and may be a precursor to greater integration between the two economies. Meanwhile, the favorable outcome of general elections in India and Indonesia catalyzed the equity markets in both countries—which were among the best performing in the region this year. The Fund's exposure to these countries helped the relative performance of the portfolio. The portfolio has maintained greater exposure to both India and Indonesia compared to the benchmark, while having less exposure to Taiwan relative to the benchmark. This decision was not predicated on forecasting political outcomes but on the investment merits of secular earnings growth, and the potential of the domestic markets.

The recent rally in Asian markets has also been a result of a surge in inflows to the region as investors have not only recognized the excellent fundamentals of Asia's companies, but also have increased their appetite for risk. To the extent that investors are chasing short-term performance, some of these flows may be temporary, and stock markets may take a turn for the worse. However, we intend to remain fully invested and will continue to invest for the long term.

COUNTRY ALLOCATION (%)

China/Hong Kong	36.2
India	17.8
South Korea	16.3
Taiwan	6.5
Indonesia	5.8
Malaysia	4.7
Thailand	3.7
Singapore	3.2
Philippines	0.9
Cash and Other Assets, Less Liabilities	4.9

SECTOR ALLOCATION (%)

Financials	31.5
Consumer Discretionary	15.9
Information Technology	14.0
Industrials	8.0
Health Care	7.9
Consumer Staples	7.3
Telecommunication Services	5.7
Utilities	2.3
Materials	1.6
Energy	0.9
Cash and Other Assets, Less Liabilities	4.9

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	45.9
Mid Cap ($1B-$5B)	43.4
Small Cap (Under $1B)	5.9
Cash and Other Assets, Less Liabilities	4.9

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 23

Matthews Pacific Tiger Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.1%

	Shares	Value
CHINA/HONG KONG: 36.2%
Hang Lung Group, Ltd.	15,199,000	$71,121,889
China Vanke Co., Ltd. B Shares	41,875,296	60,354,383
Swire Pacific, Ltd. A Shares	5,626,500	56,478,416
Dongfeng Motor Group Co., Ltd. H Shares	62,226,000	52,192,744
Tencent Holdings, Ltd.	4,314,800	50,062,920
Ctrip.com International, Ltd. ADR[b]	1,033,975	47,873,042
China Merchants Bank Co., Ltd. H Shares	19,959,850	45,298,783
Ping An Insurance (Group) Co. of China, Ltd. H Shares	6,641,000	44,574,726
China Resources Land, Ltd.	18,908,000	41,647,468
NWS Holdings, Ltd.	22,538,636	40,583,527
Tingyi (Cayman Islands) Holding Corp.	23,182,000	38,162,106
Dairy Farm International Holdings, Ltd.	5,689,746	36,715,521
New Oriental Education & Technology Group, Inc. ADR[b]	539,400	36,333,984
Shangri-La Asia, Ltd.	22,176,000	32,753,289
Mindray Medical International, Ltd. ADR	1,084,297	30,273,572
NetEase.com, Inc. ADR[b]	808,600	28,446,548
China Mobile, Ltd. ADR	562,650	28,177,512
China Resources Enterprise, Ltd.	13,700,000	27,332,531
Lenovo Group, Ltd.	64,868,000	24,206,020
Hong Kong Exchanges and Clearing, Ltd.	1,274,800	19,703,939
China Yurun Food Group, Ltd.	7,743,000	11,652,946
Television Broadcasts, Ltd.	2,817,700	11,284,699
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	3,999,996	5,775,102
Total China/Hong Kong		841,005,667
INDIA: 17.8%
HDFC Bank, Ltd.	1,472,184	45,615,469
Bharti Airtel, Ltd.[b]	2,276,740	38,058,849
Kotak Mahindra Bank, Ltd.	2,787,941	36,620,925
Infosys Technologies, Ltd.	948,401	35,071,830
Unitech, Ltd.	20,599,406	34,144,600
Larsen & Toubro, Ltd.	924,599	30,198,833
Sun Pharmaceutical Industries, Ltd.	1,265,363	28,714,066
Dabur India, Ltd.	10,030,888	26,260,699
Tata Power Co., Ltd.	1,055,014	25,239,906
Housing Development Finance Corp.	472,137	23,046,798
Sintex Industries, Ltd.	4,355,656	19,737,278
Glenmark Pharmaceuticals, Ltd.[b]	4,229,022	19,067,638
Titan Industries, Ltd.	702,895	17,145,533
Sun TV Network, Ltd.	2,912,590	14,202,786
Infosys Technologies, Ltd. ADR	219,611	8,077,293
ICICI Bank, Ltd. ADR	226,800	6,690,600
HDFC Bank, Ltd. ADR	63,900	6,590,007
Total India		414,483,110

	Shares	Value
SOUTH KOREA: 16.3%
NHN Corp.[b]	374,802	$51,664,118
LS Corp.	541,479	39,847,563
Yuhan Corp.	258,044	37,836,254
POSCO	113,000	37,423,643
MegaStudy Co., Ltd.	193,231	34,720,406
Amorepacific Corp.	61,152	32,755,224
Samsung Securities Co., Ltd.	616,989	32,598,085
Hyundai Development Co.	1,033,242	32,524,429
Cheil Worldwide, Inc.	127,654	23,399,818
Hana Financial Group, Inc.	1,057,923	22,537,787
S1 Korea Corp.	427,918	18,171,163
Hanmi Pharmaceutical Co., Ltd.	137,336	14,776,220
Total South Korea		378,254,710
TAIWAN: 6.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	30,231,362	49,615,738
Hon Hai Precision Industry Co., Ltd.	15,454,493	47,394,696
Synnex Technology International Corp.	19,022,000	30,867,601
President Chain Store Corp.	8,903,000	22,759,363
Total Taiwan		150,637,398
INDONESIA: 5.8%
PT Bank Central Asia	140,925,000	48,303,777
PT Telekomunikasi Indonesia	58,910,500	43,611,348
PT Astra International	14,665,230	34,050,046
PT Telekomunikasi Indonesia ADR	275,700	8,265,486
Total Indonesia		134,230,657
MALAYSIA: 4.7%
Genting Malaysia BHD	48,021,200	36,778,187
Public Bank BHD	10,679,337	27,471,970
Top Glove Corp. BHD	12,587,980	23,972,789
KNM Group BHD	91,500,000	21,735,220
Total Malaysia		109,958,166
THAILAND: 3.7%
Bank of Ayudhya Public Co., Ltd. NVDR	65,468,600	27,696,965
Land & Houses Public Co., Ltd.	173,602,800	27,382,624
Land & Houses Public Co., Ltd. NVDR	110,500,000	16,452,389
Advanced Info Service Public Co., Ltd.	5,431,800	14,383,735
Total Thailand		85,915,713
SINGAPORE: 3.2%
Parkway Holdings, Ltd.	25,444,540	29,182,080
Hyflux, Ltd.	17,990,187	27,228,590
Keppel Land, Ltd.	11,762,000	17,832,382
Total Singapore		74,243,052

24 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
PHILIPPINES: 0.9%
SM Prime Holdings, Inc.	109,769,117	$20,265,033
Total Philippines		20,265,033
TOTAL INVESTMENTS: 95.1%		2,208,993,506
(Cost $1,974,419,182c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.9%		113,290,007
NET ASSETS: 100.0%		$2,322,283,513

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $1,974,419,182 and net unrealized appreciation consists of:

Gross unrealized appreciation	$373,876,737
Gross unrealized depreciation	(139,302,413)
Net unrealized appreciation	$234,574,324

ADR  American Depositary Receipt

NVDR  Non-voting Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 25

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Andrew T. Foster

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$1.6 billion
NAV	$19.94
Total # of Positions	61

Fiscal Year 2008 Ratios

Portfolio Turnover	7.91%[1]
Gross Expense Ratio	1.23%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews China Fund gained 39.05%, outperforming its benchmark, the MSCI China Index, which rose 37.62%. After a relatively quiet first quarter, Chinese equities staged a strong rally in the second quarter, supported by growing signs of economic recovery on the domestic front and surging liquidity in the market. For the quarter ended June 30, the Fund increased 34.28% while the benchmark gained 35.81%.

In our first quarter commentary, we indicated that we were seeing initial signs of recovery in the domestic economy. During the second quarter, the recovery became more broad-based and was evident in the retail, infrastructure, property, commodity and material sectors. The government's stimulus program, which was laid out late last year, came into full effect this year with the support of continued strong bank lending. For the first half of 2009, new lending reached a total of US$1.8 billion, equivalent to nearly a quarter of China's 2008 GDP. There is the risk that we will see a sharp decline in loan growth during the second half of the year, as well as a possible spike in non-performing loans over the longer term. That said, in the absence of any significant contribution from China's export sector, its domestic sector became the sole driver behind the country's 6.1% GDP growth in the first quarter.

The Fund benefited from its continued overweight in domestically oriented companies relative to the benchmark. Two consumer-oriented industries—real estate and automotive—performed particularly well during the first half of the year. Transaction volumes in the property sector started to pick up in early-2009 after declining sharply in the second half of 2008. The government has played an important role in supporting the property market by rolling out measures aimed at cutting mortgage rates and providing more accessible funding for property developers. After the downward trend in the property market halted, the positive growth momentum that has taken over has been quite promising. In major cities in China, both transaction volumes and sales prices have increased substantially from the fourth quarter of last year. We have long held the view that the real estate sector stands to benefit most from China's increasing consumption power. Our long-term positions in companies like China Vanke and Hang Lung Group made a significant positive contribution to Fund performance during the first half of 2009. China Resources Land, a new property holding we added to the portfolio in the first quarter also performed well.

The substantial growth in the auto sector also illustrates the power of the Chinese consumer. China's passenger vehicle sales rose 48% in June with total auto sales exceeding 1.1 million units year-to-date according to the most recent data. In fact, China has surpassed the U.S. to become the largest auto market in the world; it is the only major market in which General Motors is still seeing double-digit growth in sales volume. China's auto industry has benefited from the government's tax incentive program for smaller-sized vehicle purchases and reflects the growing consumer purchasing power within China.

(continued)

26 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 2/19/98
Matthews China Fund	34.28%	39.05%	-6.61%	18.47%	18.41%	13.84%	11.70%
MSCI China Index[3]	35.81%	37.62%	-8.15%	18.48%	22.98%	4.02%	2.81%[4]
Lipper China Funds Category Average[5]	37.01%	37.25%	-13.50%	10.37%	15.16%	10.30%	8.41%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.5%
China High Speed Transmission Equipment Group Co., Ltd.	Industrials	3.0%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.8%
China Vanke Co., Ltd.	Financials	2.8%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	2.5%
Hang Lung Group, Ltd.	Financials	2.5%
Tencent Holdings, Ltd.	Information Technology	2.5%
China Mobile, Ltd.	Telecom Services	2.5%
China Merchants Bank Co., Ltd.	Financials	2.4%
China Life Insurance Co., Ltd.	Financials	2.4%
% OF ASSETS IN TOP TEN		26.9%

CHINA EXPOSURE7

SAR (Hong Kong)	39.4%
H Share	33.6%
China-affiliated Corporations	12.0%
Overseas Listed	8.8%
B Share	3.8%
Cash and Other Assets, Less Liabilities	2.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

matthewsasia.com | 800.789.ASIA 27

SECTOR ALLOCATION (%)

Consumer Discretionary	24.0
Financials	22.8
Industrials	13.9
Information Technology	11.6
Consumer Staples	7.3
Energy	5.9
Utilities	5.7
Telecommunication Services	4.3
Materials	1.1
Health Care	1.0
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	53.8
Mid Cap ($1B-$5B)	38.6
Small Cap (Under $1B)	5.2
Cash and Other Assets, Less Liabilities	2.4

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

Dongfeng Motor Group, one of the largest automakers in China, was the Fund's top contributing stock during the first six months of the year.

In the first quarter we began positioning the Fund more aggressively. In the second quarter, with growing signs of recovery in the Chinese economy, we continued to add to our exposure of domestically oriented companies with strong growth outlooks. We increased the portfolio's exposure to banking, property and consumer discretionary companies. In addition to our traditional overweight in consumer-oriented companies, we have been seeking areas that we believe will offer new opportunities for growth. During the first half of the year, we increased our weighting in China High Speed Transmission—China's largest wind power equipment manufacturer, with a market share of more than 70% and product quality among the best in China. The wind power industry is new in China and one we believe offers attractive growth potential. The government's policies support the growth of this industry and in our view China High Speed Transmission is well-positioned for the long term.

The Fund intends to remain fully invested and well-diversified across sectors. During the first half of the year, we visited a broad range of companies and our general sense is that most domestically oriented companies saw their businesses regain momentum in the second quarter. Companies appeared more focused on reducing costs to improve profitability. On the other hand, export-related companies have still yet to see any clear signs of recovery.

28 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 97.6%

	Shares	Value
CONSUMER DISCRETIONARY: 24.0%
Hotels, Restaurants & Leisure: 4.4%
Ctrip.com International, Ltd. ADR[b]	679,300	$31,451,590
Café de Coral Holdings, Ltd.	10,448,100	20,819,843
Shangri-La Asia, Ltd.	11,341,600	16,751,204
		69,022,637
Textiles, Apparel & Luxury Goods: 4.2%
Li Ning Co., Ltd.	11,346,000	33,293,430
Ports Design, Ltd.	10,238,500	23,994,493
Glorious Sun Enterprises, Ltd.	33,994,000	8,933,583
		66,221,506
Multiline Retail: 3.9%
Golden Eagle Retail Group, Ltd.	31,096,000	36,032,990
Parkson Retail Group, Ltd.	18,127,500	25,819,779
		61,852,769
Automobiles: 3.5%
Dongfeng Motor Group Co., Ltd. H Shares	64,766,000	54,323,198
Distributors: 3.3%
Li & Fung, Ltd.	10,249,200	27,365,646
China Resources Enterprise, Ltd.	12,246,000	24,431,692
		51,797,338
Diversified Consumer Services: 2.1%
New Oriental Education & Technology Group, Inc. ADR[b]	484,100	32,608,976
Specialty Retail: 1.5%
Belle International Holdings, Ltd.	26,781,000	23,429,392
Media: 1.1%
Television Broadcasts, Ltd.	2,542,000	10,180,539
AirMedia Group, Inc. ADR[b]	1,021,400	6,577,816
		16,758,355
Total Consumer Discretionary		376,014,171
FINANCIALS: 22.8%
Real Estate Management & Development: 9.1%
China Vanke Co., Ltd. B Shares	29,906,484	43,103,872
Hang Lung Group, Ltd.	8,399,000	39,302,108
Swire Pacific, Ltd. A Shares	3,208,000	32,201,681
China Resources Land, Ltd.	12,796,000	28,184,948
		142,792,609
Commercial Banks: 7.0%
China Merchants Bank Co., Ltd. H Shares	16,461,300	37,358,841
BOC Hong Kong Holdings, Ltd.	16,366,000	28,475,345
China Construction Bank Corp. H Shares	30,281,000	23,332,813
Bank of Communications Co., Ltd. H Shares	17,648,000	19,634,048
		108,801,047

	Shares	Value
Insurance: 4.9%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	5,920,500	$39,738,693
China Life Insurance Co., Ltd. H Shares	10,143,000	37,277,571
		77,016,264
Diversified Financial Services: 1.8%
Hong Kong Exchanges and Clearing, Ltd.	1,784,300	27,579,023
Total Financials		356,188,943
INDUSTRIALS: 13.9%
Transportation Infrastructure: 3.8%
China Merchants Holdings International Co., Ltd.	10,080,581	28,872,490
Beijing Capital International Airport Co., Ltd. H Shares[b]	23,630,000	16,452,289
GZI Transport, Ltd.	36,765,000	14,017,009
		59,341,788
Electrical Equipment: 2.9%
China High Speed Transmission Equipment Group Co., Ltd.	23,313,000	46,218,160
Machinery: 2.5%
China South Locomotive and Rolling Stock Corp., H Shares	38,073,000	22,194,004
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	19,826,135	16,994,209
		39,188,213
Construction & Engineering: 2.3%
China Railway Construction Corp., Ltd. H Shares[b]	14,209,000	21,804,987
China Communications Construction Co., Ltd. H Shares	11,809,000	13,691,217
		35,496,204
Industrial Conglomerates: 1.3%
NWS Holdings, Ltd.	11,017,276	19,837,932
Airlines: 1.1%
Air China, Ltd. H Shares[b]	36,545,900	17,788,237
Total Industrials		217,870,534
INFORMATION TECHNOLOGY: 11.6%
Internet Software & Services: 5.7%
Tencent Holdings, Ltd.	3,317,600	38,492,802
NetEase.com, Inc. ADR[b]	765,400	26,926,772
Sina Corp.[b]	821,900	24,229,612
		89,649,186
Communications Equipment: 2.3%
ZTE Corp. H Shares	10,567,636	36,505,583
Computers & Peripherals: 2.3%
Lenovo Group, Ltd.	55,574,000	20,737,889
TPV Technology, Ltd.	31,868,000	14,215,236
		34,953,125

matthewsasia.com | 800.789.ASIA 29

Matthews China Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
Software: 1.3%
Kingdee International Software Group Co., Ltd.†	120,330,000	$20,722,354
Total Information Technology		181,830,248
CONSUMER STAPLES: 7.3%
Food Products: 4.7%
Tingyi (Cayman Islands) Holding Corp.	27,071,000	44,564,160
China Yurun Food Group, Ltd.	18,868,000	28,395,684
		72,959,844
Food & Staples Retailing: 1.3%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	12,995,000	21,029,227
Beverages: 1.3%
Tsingtao Brewery Co., Ltd. H Shares	6,309,000	19,951,327
Total Consumer Staples		113,940,398
ENERGY: 5.9%
Oil, Gas & Consumable Fuels: 4.2%
CNOOC, Ltd.	26,633,000	32,807,916
China Shenhua Energy Co., Ltd. H Shares	5,220,000	19,070,649
China Petroleum & Chemical Corp. (Sinopec) H Shares	19,526,000	14,783,551
		66,662,116
Energy Equipment & Services: 1.7%
China Oilfield Services, Ltd. H Shares	24,186,000	26,060,865
Total Energy		92,722,981
UTILITIES: 5.7%
Independent Power Producers & Energy Traders: 2.5%
Datang International Power Generation Co., Ltd. H Shares	30,990,000	18,728,068
Huaneng Power International, Inc. H Shares	20,674,000	14,486,896
Huaneng Power International, Inc. ADR	213,400	5,990,138
		39,205,102
Electric Utilities: 1.7%
Cheung Kong Infrastructure Holdings, Ltd.	7,405,500	25,942,744
Gas Utilities: 1.5%
Hong Kong & China Gas Co., Ltd.	11,439,594	24,013,794
Total Utilities		89,161,640

	Shares	Value
TELECOMMUNICATION SERVICES: 4.3%
Wireless Telecommunication Services: 2.5%
China Mobile, Ltd.	2,317,083	$23,199,569
China Mobile, Ltd. ADR	303,400	15,194,272
		38,393,841
Diversified Telecommunication Services: 1.8%
China Communications Services Corp., Ltd. H Shares	47,114,000	28,969,950
Total Telecommunication Services		67,363,791
MATERIALS: 1.1%
Construction Materials: 1.1%
China National Building Material Co., Ltd. H Shares	8,606,000	16,546,347
Total Materials		16,546,347
HEALTH CARE: 1.0%
Health Care Equipment & Supplies: 1.0%
Mindray Medical International, Ltd. ADR	579,668	16,184,331
Total Health Care		16,184,331
TOTAL INVESTMENTS: 97.6%		1,527,823,384
(Cost $1,387,381,254c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		37,151,651
NET ASSETS: 100.0%		$1,564,975,035

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $1,387,381,254 and net unrealized appreciation consists of:

Gross unrealized appreciation	$250,177,612
Gross unrealized depreciation	(109,735,482)
Net unrealized appreciation	$140,442,130

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

30 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew T. Foster

Co-Manager

Noor Kamruddin

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$491.2 million
NAV	$12.32
Total # of Positions	55

Fiscal Year 2008 Ratios

Portfolio Turnover	26.68%[1]
Gross Expense Ratio	1.29%[2]

Benchmark

Bombay Stock Exchange (BSE) 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews India Fund gained 47.19% while its benchmark, the Bombay Stock Exchange 100 Index gained 54.97%, marking a sharp turnaround from earlier this year. For the quarter ended June 30, the Fund gained 66.04%, while its benchmark increased 62.77%.

The election victory by the Congress-led coalition in May raised widespread expectations among the investment community for a more forceful implementation of economic reforms. In fact, the election results sparked a sharp rally in Indian equities. As fundamental analysts, we do not try to predict the outcome of political events but will continue to adhere to one of our key philosophies—staying fully invested through market cycles. While this hurt the portfolio earlier in the year, being fully invested when the Indian election results were announced allowed the Fund to participate in the Indian equity market's sharp, one day move of 20%.

The relative performance of the Fund for the first half of the year was hurt by the softer performance of its holdings in the pharmaceutical industry and its underweight in commodities and oil and gas stocks. The Fund gained some ground relative to the benchmark in the second quarter helped by a partial recovery in small- and mid-cap stocks.

One of our key concerns surrounding the Indian economy has been the availability of long-term capital. Given the current government's success in the general elections, it has the opportunity to improve the investment climate as it can worry less about managing its coalition partners than did the prior administration. Contentious measures such as increasing foreign ownership limits in sectors like insurance and divesting stakes in public sector enterprises can potentially help facilitate the flow of foreign capital into the economy, which is vital to sustaining GDP growth. For example, the formation of the new government was a key factor in creating liquidity in the capital markets late in the second quarter. Several companies, particularly in capital intensive industries such as real estate, raised equity in the second quarter to bolster their balance sheets or pursue growth. One of the portfolio's real estate holdings, Unitech, was a beneficiary of the improved liquidity in capital markets and managed to raise much needed capital. With a relatively stronger balance sheet, Unitech's management has an opportunity to create shareholder value by focusing on building its execution capabilities rather than hoarding land and hoping for higher market capitalization.

The sharp and positive reaction of the Indian equity market in the second quarter suggests that investors may be expecting too much, too soon from the newly formed government. Against this backdrop, it is worth noting that the Indian economy still faces considerable challenges—a rising fiscal deficit, uneven capital flows and the daunting task of building physical infrastructure in a capital-constrained environment. It is too ambitious to expect all of these issues to be resolved in a matter of months—political mandate or no mandate.

(continued)

matthewsasia.com | 800.789.ASIA 31

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 10/31/05
Matthews India Fund	66.04%	47.19%	-11.45%	7.22%	N/A	N/A	9.76%
Bombay Stock Exchange 100 Index[3]	62.77%	54.97%	-1.95%	11.90%	N/A	N/A	17.22%
Lipper Emerging Markets Funds Category Average[4]	36.85%	34.18%	-30.87%	0.20%	N/A	N/A	5.69%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	4.6%
Bharti Airtel, Ltd.	Telecom Services	3.7%
Reliance Industries, Ltd.	Energy	3.7%
Dabur India, Ltd.	Consumer Staples	3.7%
Infosys Technologies, Ltd.	Information Technology	3.7%
Jain Irrigation Systems, Ltd.	Industrials	3.2%
Larsen & Toubro, Ltd.	Industrials	3.2%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.2%
Crompton Greaves, Ltd.	Industrials	3.1%
Sintex Industries, Ltd.	Industrials	2.9%
% OF ASSETS IN TOP TEN		35.0%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

32 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

Politics aside, the Indian economy is proving to be resilient amidst the current global crisis with GDP growth holding in the mid-to-high single-digit range. Often overlooked, rural India's consumption seems to be holding up relatively better than that of the rest of the economy. Ongoing government schemes targeted to improve income growth and support higher prices for food crops have sustained income levels in rural India. One beneficiary of this trend has been Dabur, a leading player in the consumer goods sector. The company is generating sales growth of more than 20% from rural India compared with growth in the mid-teens in urban cities. Dabur's wide distribution—its products reach 2.5 million retail outlets—is one of the factors that is likely to help it sustain its growth compared to some of its peers.

The year started ominously, as one of the worst instances of fraud in India's corporate history made headlines in early January when one of India's largest IT services companies confessed to deliberate mismanagement of its financial results. The regulators acted swiftly to facilitate a transfer of ownership to another private sector company. However, there remains considerable work to be done to improve India's corporate governance standards, but the decisiveness of regulators to make a clean break from this scandal is in sharp contrast to the sluggish pace of corporate restructuring that is currently underway elsewhere in the world. As believers in India's long-term economic development, we welcome India's efforts towards greater transparency and more equitable treatment of minority shareholders.

SECTOR ALLOCATION (%)

Financials	24.1
Industrials	21.4
Information Technology	11.0
Consumer Discretionary	9.9
Health Care	7.4
Consumer Staples	5.9
Telecommunication Services	5.3
Energy	5.1
Utilities	4.6
Materials	1.7
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	27.5
Mid Cap ($1B-$5B)	33.9
Small Cap (Under $1B)	35.0
Cash and Other Assets, Less Liabilities	3.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 33

Matthews India Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 92.6%

	Shares	Value
FINANCIALS: 24.1%
Commercial Banks: 12.3%
HDFC Bank, Ltd. ADR	150,727	$15,544,476
Corporation Bank	1,719,331	11,873,038
Oriental Bank of Commerce	2,946,834	11,012,641
Axis Bank, Ltd.	575,032	9,948,133
HDFC Bank, Ltd.	233,033	7,220,503
ICICI Bank, Ltd. ADR	143,283	4,226,849
ICICI Bank, Ltd.	50,000	749,684
		60,575,324
Diversified Financial Services: 4.6%
Kotak Mahindra Bank, Ltd.	1,075,000	14,120,634
SREI Infrastructure Finance, Ltd.	3,625,000	6,154,041
Infrastructure Development Finance Co., Ltd.	825,000	2,327,156
		22,601,831
Real Estate Management & Development: 3.0%
Unitech, Ltd.	6,153,178	10,199,217
Ascendas India Trust	9,137,000	4,330,882
		14,530,099
Consumer Finance: 1.7%
Shriram Transport Finance Co., Ltd.	1,342,977	8,457,225
Thrifts & Mortgage Finance: 1.3%
Housing Development Finance Corp.	127,000	6,199,352
Capital Markets: 1.2%
IL&FS Investsmart, Ltd.	1,439,981	5,968,040
Total Financials		118,331,871
INDUSTRIALS: 21.4%
Machinery: 7.1%
Jain Irrigation Systems, Ltd.	1,216,127	15,932,137
Ashok Leyland, Ltd.	18,511,277	11,502,637
Thermax, Ltd.	893,128	7,506,131
		34,940,905
Construction & Engineering: 3.2%
Larsen & Toubro, Ltd.	481,660	15,731,760
Electrical Equipment: 3.1%
Crompton Greaves, Ltd.	2,470,000	15,045,335
Building Products: 2.9%
Sintex Industries, Ltd.	3,183,251	14,424,626
Road & Rail: 2.3%
Container Corp. of India, Ltd.	560,386	11,396,748
Industrial Conglomerates: 2.0%
MAX India, Ltd.[b]	2,238,102	9,879,799
Air Freight & Logistics: 0.8%
Gati, Ltd.	3,606,339	3,763,103
Total Industrials		105,182,276

	Shares	Value
INFORMATION TECHNOLOGY: 10.6%
IT Services: 7.0%
Infosys Technologies, Ltd.	298,281	$11,030,419
HCL-Infosystems, Ltd.	4,119,485	9,995,133
Infosys Technologies, Ltd. ADR	188,179	6,921,224
Rolta India, Ltd.	2,521,395	6,605,107
		34,551,883
Software: 1.6%
Financial Technologies India, Ltd.	286,469	7,779,156
Internet Software & Services: 1.5%
Info Edge India, Ltd.	566,727	7,332,638
Electronic Equipment & Instruments: 0.5%
Redington India, Ltd.	449,735	2,271,103
Total Information Technology		51,934,780
CONSUMER DISCRETIONARY: 9.0%
Media: 4.1%
Sun TV Network, Ltd.	1,655,127	8,070,966
HT Media, Ltd.	3,154,470	6,001,638
Dish TV India, Ltd.[b]	4,737,097	3,776,945
Television Eighteen India, Ltd.[b]	901,847	2,253,390
		20,102,939
Auto Components: 2.8%
Exide Industries, Ltd.	5,541,741	8,017,859
Bharat Forge, Ltd.	1,822,459	5,465,066
		13,482,925
Hotels, Restaurants & Leisure: 1.2%
Indian Hotels Co., Ltd.[b]	4,449,840	6,127,010
Textiles, Apparel & Luxury Goods: 0.9%
Titan Industries, Ltd.	177,589	4,331,882
Total Consumer Discretionary		44,044,756
HEALTH CARE: 7.4%
Pharmaceuticals: 7.4%
Sun Pharmaceutical Industries, Ltd.	682,260	15,482,086
Glenmark Pharmaceuticals, Ltd.[b]	2,397,615	10,810,266
Cipla, Ltd.	1,953,275	10,312,472
Total Health Care		36,604,824
ENERGY: 5.1%
Oil, Gas & Consumable Fuels: 5.1%
Reliance Industries, Ltd.[b]	432,871	18,222,231
Chennai Petroleum Corp., Ltd.	1,889,744	6,772,912
Total Energy		24,995,143

34 MATTHEWS ASIA FUNDS

Matthews India Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 5.0%
Personal Products: 5.0%
Dabur India, Ltd.	6,939,715	$18,168,059
Marico, Ltd.	4,199,720	6,389,673
Total Consumer Staples		24,557,732
UTILITIES: 4.6%
Gas Utilities: 2.7%
Gail India, Ltd.	2,194,751	13,188,744
Electric Utilities: 1.9%
CESC, Ltd.	1,680,920	9,671,438
Total Utilities		22,860,182
TELECOMMUNICATION SERVICES: 3.7%
Wireless Telecommunication Services: 3.7%
Bharti Airtel, Ltd.[b]	1,097,191	18,341,061
Total Telecommunication Services		18,341,061
MATERIALS: 1.7%
Chemicals: 1.7%
Asian Paints, Ltd.	328,500	8,147,776
Total Materials		8,147,776
TOTAL COMMON EQUITIES		455,000,401
(Cost $479,400,217)

INTERNATIONAL BONDS: 3.8%

	Face Amount	Value
TELECOMMUNICATION SERVICES: 1.6%
Wireless Telecommunication Services: 1.6%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	$4,500,000	$4,252,500
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11	3,167,000	3,388,690
Total Telecommunication Services		7,641,190
CONSUMER DISCRETIONARY: 0.9%
Diversified Consumer Services: 0.9%
Educomp Solutions, Ltd., Cnv. 0.000%, 07/26/12	3,850,000	4,504,500
Total Consumer Discretionary		4,504,500
CONSUMER STAPLES: 0.9%
Beverages: 0.9%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	6,000,000	4,500,000
Total Consumer Staples		4,500,000
INFORMATION TECHNOLOGY: 0.4%
Software: 0.4%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,000,000	2,085,000
Total Information Technology		2,085,000
TOTAL INTERNATIONAL BONDS		18,730,690
(Cost $18,698,009)
TOTAL INVESTMENTS: 96.4%		473,731,091
(Cost $498,098,226c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		17,475,203
NET ASSETS: 100.0%		$491,206,294

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $498,098,226 and net unrealized depreciation consists of:

Gross unrealized appreciation	$70,250,842
Gross unrealized depreciation	(94,617,977)
Net unrealized depreciation	$(24,367,135)

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 35

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Virgil Adams

Co-Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$118.1 million
NAV	$10.32
Total # of Positions	53

Fiscal Year 2008 Ratios

Portfolio Turnover	88.97%[1]
Gross Expense Ratio	1.23%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews Japan Fund rose 1.28%, while its benchmark, the MSCI Japan Index, gained 2.67%. For the second quarter ended June 30, the Fund gained 23.45%, while the benchmark increased 23.05%. The Japanese market, as measured by the Tokyo Stock Price Index, gained 2.60% for the first half of the year, and 24.00% for the quarter.

Following its disappointing performance in the first quarter of the year, the Japanese stock market spent the second quarter playing "catch up" with the other major markets in Asia. While Japan could not match the big gains posted in other emerging and Asian markets during the first half of the year, it outperformed both the U.S. and European markets for the period.

Global cyclical sectors such as energy, materials, consumer discretionary, financials and information technology continued to perform well in the second quarter. In addition, many small-cap companies with very low valuations also recorded strong results. One of more notable events in the quarter was the return of individual investors in Japan. Though foreign investors showed slightly more interest in Japan during the second quarter, their level of interest still remains quite low; many foreign investors are still very underweight Japan.

In the second quarter, the Fund benefited from its focus on domestic and Asia-related stocks rather than on companies that export to the West. In addition, some of the long-term strategic investment themes in Japan that we identified late last year and early this year, such as J-REITs and nuclear technology have started gaining traction in the market place. Looking ahead we believe that the portfolio is well positioned to benefit from further gains in these areas.

One specific company that supports our nuclear technology investment theme is Japan Steel Works. Established more than 100 years ago in Hokkaido, a northern island of Japan, the company began essentially as a steel manufacturer. Over the years, it evolved into one of the world's leading nuclear-related component makers and currently supplies all the major nuclear plant design houses such as AREVA, Toshiba-Westinghouse, GE-Hitachi and Mitsubishi Heavy Industries. Because of rising demand for nuclear power plants around the globe, Japan Steel Works plans to more than double its manufacturing capacity for forged component units by next year. The company has indicated that it has visibility into future demand through 2020. According to AREVA, a global nuclear leader based in France, no other company—except AREVA itself—is capable of matching Japan Steel Works production technology. It is hard to believe that nuclear power plants were not a viable option for energy production in the last 30 years and were not a desired energy source anywhere, including in Japan, until very recently. We believe Japan Steel Works is uniquely positioned to capitalize on the growth we anticipate in the nuclear energy industry.

While we tend to focus on companies rather than politics, Japan's upcoming Lower House election sometime this summer should be important for the Japanese stock market. With the exception of a 14-month period in

(continued)

36 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 12/31/98
Matthews Japan Fund	23.45%	1.28%	-21.77%	-14.78%	-6.63%	-3.80%	2.44%
MSCI Japan Index[3]	23.05%	2.67%	-23.01%	-10.06%	-0.50%	-1.05%	0.81%
Tokyo Stock Price Index[3]	24.00%	2.60%	-20.81%	-10.05%	-1.13%	-0.86%	1.26%
Lipper Japanese Funds Category Average[4]	24.01%	1.32%	-27.99%	-15.33%	-5.34%	-1.66%	1.35%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Softbank Corp.	Telecom Services	5.5%
Nidec Corp.	Information Technology	4.0%
NSD Co., Ltd.	Information Technology	3.7%
Toshiba Machine Co., Ltd.	Industrials	3.2%
Gourmet Navigator, Inc.	Information Technology	3.0%
Kyocera Corp.	Information Technology	2.9%
Fuji Heavy Industries, Ltd.	Consumer Discretionary	2.9%
Toshiba Plant Systems & Services Corp.	Industrials	2.8%
Daimei Telecom Engineering Corp.	Industrials	2.8%
INPEX Corp.	Energy	2.5%
% OF ASSETS IN TOP TEN		33.3%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 37

SECTOR ALLOCATION (%)

Industrials	26.0
Financials	21.7
Information Technology	18.7
Consumer Discretionary	13.1
Telecommunication Services	7.6
Health Care	4.3
Consumer Staples	3.6
Energy	2.5
Materials	2.1
Cash and Other Assets, Less Liabilities	0.4

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	38.9
Mid Cap ($1B-$5B)	22.9
Small Cap (Under $1B)	37.8
Cash and Other Assets, Less Liabilities	0.4

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

the mid-1990s, Japan has essentially been a one-party system, with the Liberal Democratic Party (LDP) in power since 1955. Over the past 20 years, any change in the head of the LDP (the prime minister) did not yield major policy changes, with the exception of the period between 2001 and 2006 when Prime Minister Junichiro Koizumi attempted to radically transform the LDP, his own party, from within. The most recent poll is currently forecasting a defeat of the LDP and a victory for the Democratic Party of Japan (DPJ). While the election's outcome is yet to be determined and it is difficult to predict the implications of a potential DPJ victory, Japan surely needs a break from the status quo and an injection of fresh air. The DPJ appears to offer more transparent and robust policies toward progressive child care and renewable energy when compared to the LDP's more vague policies (again, with the exception of the Koizumi era).

After Japan's strong rally in the second quarter, valuations for Japanese companies are still close to all time lows. More than 60% of the 4,000 listed companies in Japan are currently trading at a price-to-book ratio of below 1. There is some positive news coming out of Japan: the Bank of Japan's most recent Tankan survey reported that companies expect the economic environment to improve over the next three months. In addition, the most recent IMF growth forecast for Japan for 2010 was revised upward to 1.7%, compared to a 6% decline for 2009. In fact, Japan's growth prospects for 2010 appear stronger than those for the U.S. (0.8%) and Europe (–0.3%), yet the Japanese market does not seem to be taking this into account. We are continuing to seek Japanese companies with strong fundamentals for the portfolio and believe that the Fund is well positioned going forward.

38 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 99.6%

	Shares	Value
INDUSTRIALS: 26.0%
Machinery: 12.6%
Toshiba Machine Co., Ltd.	1,012,000	$3,735,194
The Japan Steel Works, Ltd.	238,000	2,933,111
Komatsu, Ltd.	187,200	2,890,285
Mitsubishi Heavy Industries, Ltd.	514,000	2,127,093
Fanuc, Ltd.	24,900	1,995,395
Aichi Corp.	266,100	1,239,207
		14,920,285
Construction & Engineering: 5.6%
Toshiba Plant Systems & Services Corp.	296,000	3,355,994
Daimei Telecom Engineering Corp.	344,000	3,299,241
		6,655,235
Trading Companies & Distributors: 3.7%
ITOCHU Corp.	381,000	2,643,841
Sumitomo Corp.	171,700	1,745,278
		4,389,119
Electrical Equipment: 2.2%
The Furukawa Electric Co., Ltd.	561,000	2,523,750
Marine: 1.9%
Mitsui OSK Lines, Ltd.	339,000	2,190,734
Total Industrials		30,679,123
FINANCIALS: 21.7%
Real Estate Investment Trusts: 11.8%
Advance Residence Investment Corp., REIT	420	1,450,489
Crescendo Investment Corp., REIT	713	1,359,824
Nippon Commercial Investment Corp., REIT	680	1,300,343
Japan Hotel and Resort, Inc., REIT	702	1,299,572
BLife Investment Corp., REIT	457	1,254,710
United Urban Investment Corp., REIT	289	1,237,676
Starts Proceed Investment Corp., REIT	1,208	1,222,100
Premier Investment Corp., REIT	342	1,216,323
Nippon Residential Investment Corp., REIT	484	1,186,487
LaSalle Japan REIT, Inc.	771	1,142,228
Japan Single-Residence REIT, Inc.	478	681,833
Prospect REIT Investment Corp.	427	635,924
		13,987,509
Capital Markets: 3.3%
Monex Group, Inc.	5,657	2,511,082
GCA Savvian Group Corp.	1,116	1,381,349
		3,892,431
Consumer Finance: 2.2%
ORIX Corp.	44,700	2,660,552
Commercial Banks: 2.2%
Chuo Mitsui Trust Holdings, Inc.	678,000	2,583,384
Diversified Financial Services: 2.2%
Japan Securities Finance Co., Ltd.	303,500	2,553,498
Total Financials		25,677,374

	Shares	Value
INFORMATION TECHNOLOGY: 18.7%
Electronic Equipment & Instruments: 8.4%
Nidec Corp.	76,700	$4,668,680
Kyocera Corp.	46,300	3,475,931
Keyence Corp.	8,597	1,751,457
		9,896,068
Internet Software & Services: 5.0%
Gourmet Navigator, Inc.	1,269	3,579,522
So-net Entertainment Corp.	1,235	2,368,308
		5,947,830
Software: 3.7%
NSD Co., Ltd.	435,200	4,414,974
Computers & Peripherals: 1.6%
Toshiba Corp.	508,000	1,840,456
Total Information Technology		22,099,328
CONSUMER DISCRETIONARY: 13.1%
Automobiles: 5.8%
Fuji Heavy Industries, Ltd.	835,000	3,373,504
Nissan Motor Co., Ltd.	382,500	2,321,351
Toyota Motor Corp.	30,700	1,160,993
		6,855,848
Household Durables: 3.1%
Panasonic Corp.	108,000	1,455,039
Goldcrest Co., Ltd.	47,520	1,248,936
Sony Corp.	37,000	965,294
		3,669,269
Diversified Consumer Services: 1.9%
Benesse Corp.	56,700	2,273,567
Media: 1.2%
Toei Co., Ltd.	277,000	1,377,135
Hotels, Restaurants & Leisure: 1.1%
WATAMI Co., Ltd.	63,700	1,244,070
Total Consumer Discretionary		15,419,889
TELECOMMUNICATION SERVICES: 7.6%
Wireless Telecommunication Services: 7.6%
Softbank Corp.	335,100	6,528,062
NTT DoCoMo, Inc.	1,683	2,461,619
Total Telecommunication Services		8,989,681
HEALTH CARE: 4.3%
Health Care Equipment & Supplies: 2.5%
Sysmex Corp.	81,500	2,954,377
Pharmaceuticals: 1.8%
Tsumura & Co.	67,900	2,118,855
Total Health Care		5,073,232

matthewsasia.com | 800.789.ASIA 39

Matthews Japan Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: JAPAN: (continued)

	Shares	Value
CONSUMER STAPLES: 3.6%
Household Products: 2.5%
Pigeon Corp.	93,700	$2,986,268
Food Products: 1.1%
Unicharm Petcare Corp.	41,600	1,241,602
Total Consumer Staples		4,227,870
ENERGY: 2.5%
Oil, Gas & Consumable Fuels: 2.5%
INPEX Corp.	377	3,005,892
Total Energy		3,005,892
MATERIALS: 2.1%
Chemicals: 2.1%
JSR Corp.	141,300	2,420,274
Total Materials		2,420,274
TOTAL INVESTMENTS: 99.6%		117,592,663
(Cost $107,526,043b)
CASH AND OTHER ASSETS LESS LIABILITIES: 0.4%		473,201
NET ASSETS: 100.0%		$118,065,864

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Cost of investments is $107,526,043 and net unrealized appreciation consists of:

Gross unrealized appreciation	$15,974,756
Gross unrealized depreciation	(5,908,136)
Net unrealized appreciation	$10,066,620

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

40 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Micheal Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$100.0 million
NAV	$3.26
Total # of Positions	56

Fiscal Year 2008 Ratios

Portfolio Turnover	28.70%[1]
Gross Expense Ratio	1.27%[2]

Benchmark

Korea Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews Korea Fund increased 18.55% while its benchmark, the Korea Composite Stock Price Index (KOSPI), gained 25.89%. For the quarter ended June 30, the Fund rose 25.38% while the KOSPI increased 23.85%.

Korea's equity market and currency, the won, were both volatile during the first six months of the year. Equities declined roughly 25% from the beginning of the year through early March; they recovered strongly, gaining almost 65% from their 2009 lows. The won weakened during the first quarter—falling to its lowest level in 10 years—but subsequently strengthened and posted a small gain for the first six months of the year.

The primary reason for the Fund's underperformance relative to the benchmark for the first half of the year was the portfolio's exposure to consumer staples, telecommunications and pharmaceuticals companies, which tend to be considered defensive sectors. During the period, investors demonstrated an increased appetite for risk, opting instead for more currency sensitive and aggressive stocks.

During the first half of 2009, we added to the Fund's existing holdings in the consumer discretionary, financials and information technology (IT) sectors as their fundamentals continued to strengthen. The portfolio's holdings in the consumer discretionary and IT sectors were the largest contributors to performance for the semi-annual period, and financial holdings, especially banks, performed well during the period as their access to external funding improved. We largely maintained our core holdings in the pharmaceuticals and consumer staples sectors, despite their underperformance, as the operations and outlook for these companies remain solid.

During what has been one of the most challenging business environments in recent history, large global Korean companies have performed remarkably well—particularly those in technology and auto-related industries. Korean consumer electronics companies have remained competitive and even gained market share during the crisis, and the relatively sound balance sheets of Korean technology companies have enabled them to invest during the downturn and conduct aggressive marketing campaigns while remaining profitable. Two of the Fund's core holdings, Samsung Electronics and Hyundai Motor, are noteworthy examples.

Samsung Electronics—the Fund's largest holding and biggest contributor to Fund performance during the first half of the year—has performed well in this challenging environment as a result of its strong balance sheet and strategic investment in key products areas. In recent years, Samsung has gained market share and increased the strength and value of its brand in the global market. While Samsung was posting strong results during the first half of the year, its major competitors (mostly in Japan) suffered from weaker balance sheets and a currency that appreciated against the Korean won. Currently, Samsung is the leader in the global TV market and has the second-largest share in the global handset space. Samsung also maintained its investments in the

(continued)

matthewsasia.com | 800.789.ASIA 41

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 1/3/95
Matthews Korea Fund	25.38%	18.55%	-26.07%	-8.60%	7.56%	6.78%	2.71%
Korea Composite Stock Price Index[3]	23.85%	25.89%	-31.67%	-6.60%	10.37%	3.97%	-0.68%
Lipper Pacific ex Japan Funds Category Average[4]	35.80%	34.55%	-16.24%	3.66%	12.05%	6.61%	5.53%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definition.

4  Calculated from 12/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	9.7%
POSCO	Materials	4.1%
KB Financial Group, Inc.	Financials	3.9%
NHN Corp.	Information Technology	3.5%
Hyundai Motor Co.	Consumer Discretionary	3.2%
SK Telecom Co., Ltd.	Telecom Services	3.1%
Kiwoom Securities Co., Ltd.	Financials	3.1%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	3.1%
Shinhan Financial Group Co., Ltd.	Financials	3.0%
LG Electronics, Inc.	Consumer Discretionary	2.9%
% OF ASSETS IN TOP TEN		39.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

42 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

company's semiconductor business, further strengthening its dominant position. We believe Samsung is poised to benefit from the next cyclical upturn in the semiconductor market.

Hyundai Motor's market share gain in the U.S. during this difficult period has been impressive. Hyundai's creative marketing and smaller cars helped Korea's largest auto maker perform well during the first half of the year. Hyundai is expected to introduce some new models in the second half of the year and hopes to further strengthen its market position in the U.S.

Two significant events occurred in Korea during the first half of the year. First, former South Korean President Roh Moo Hyun took his life. President Roh had been under investigation for accepting funds from a local businessman during his presidency and many believe that the pressure of the investigation led to his suicide. This tragic event might pose a further threat to current President Lee's leadership, which is already facing a low approval rating. Coincidently, two days after Roh's death, North Korea conducted a nuclear weapons test. In response, the market fell approximately 6% during trading but bounced back to finish the day down just 0.2%. North Korea's previous missile launches and nuclear test have produced similar short-lived impacts on the financial market.

Despite the rally during the first half of the year, the overall valuation of the Korean equity market remains attractive when compared to other countries in the region. Korea recorded a large trade surplus during the first six months of the year as its exports declined less than imports. Its foreign currency reserves also grew during the second quarter, which helped stabilize the currency.

Looking ahead, North Korea remains a key risk for the South Korean market. International trade is still very important to Korea and further deterioration of the global economy could have an adverse impact on Korea's economy. Despite uncertain times ahead, we believe that Korean companies are well-positioned to manage these potential challenges, as evidenced by their performance during the first half of the year.

SECTOR ALLOCATION (%)

Financials	22.6
Consumer Discretionary	21.0
Information Technology	16.6
Industrials	9.8
Consumer Staples	9.6
Materials	6.8
Health Care	5.9
Telecommunication Services	5.2
Energy	1.9
Cash and Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	50.1
Mid Cap ($1B-$5B)	31.4
Small Cap (Under $1B)	17.9
Cash and Other Assets, Less Liabilities	0.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 43

Matthews Korea Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 98.4%

	Shares	Value
FINANCIALS: 21.6%
Commercial Banks: 10.7%
KB Financial Group, Inc.[b]	91,947	$3,065,407
Shinhan Financial Group Co., Ltd.[b]	121,008	3,050,689
Hana Financial Group, Inc.	101,132	2,154,497
Korea Exchange Bank	113,630	878,844
KB Financial Group, Inc. ADR[b]	24,639	820,725
Daegu Bank	75,370	687,945
		10,658,107
Capital Markets: 5.9%
Kiwoom Securities Co., Ltd.	80,061	3,115,430
Samsung Securities Co., Ltd.	53,128	2,806,972
		5,922,402
Insurance: 5.0%
Samsung Fire & Marine Insurance Co., Ltd.	21,093	3,101,037
Dongbu Insurance Co., Ltd.	71,030	1,448,492
Hyundai Marine & Fire Insurance Co., Ltd.	39,880	493,987
		5,043,516
Total Financials		21,624,025
CONSUMER DISCRETIONARY: 21.0%
Household Durables: 4.6%
LG Electronics, Inc.	31,900	2,914,047
Samsung Digital Imaging Co., Ltd.[b]	42,211	1,666,638
		4,580,685
Auto Components: 3.7%
Hyundai Mobis	28,134	2,451,209
Hankook Tire Co., Ltd.	100,030	1,302,315
		3,753,524
Automobiles: 3.2%
Hyundai Motor Co.	54,633	3,159,895
Media: 3.1%
Cheil Worldwide, Inc.	14,121	2,588,472
SBS Holdings Co., Ltd.	178,060	547,213
		3,135,685
Multiline Retail: 2.2%
Hyundai Department Store Co., Ltd.	32,150	2,253,098
Diversified Consumer Services: 2.0%
MegaStudy Co., Ltd.	11,200	2,012,454
Hotels, Restaurants & Leisure: 1.3%
Modetour Network, Inc.	113,325	1,286,194
Internet & Catalog Retail: 0.9%
CJ O Shopping Co., Ltd.	17,432	861,632
Total Consumer Discretionary		21,043,167

	Shares	Value
INFORMATION TECHNOLOGY: 16.6%
Semiconductors & Semiconductor Equipment: 9.7%
Samsung Electronics Co., Ltd.	21,085	$9,748,957
Internet Software & Services: 3.5%
NHN Corp.[b]	25,105	3,460,568
Electronic Equipment & Instruments: 3.4%
LG Display Co., Ltd. ADR	146,300	1,827,287
SFA Engineering Corp.	34,508	983,419
LG Display Co., Ltd.	24,880	620,396
		3,431,102
Total Information Technology		16,640,627
INDUSTRIALS: 9.8%
Industrial Conglomerates: 3.5%
Samsung Techwin Co., Ltd.	37,334	2,101,892
Doosan Corp.	12,191	846,193
Orion Corp.	3,545	610,424
		3,558,509
Commercial Services & Supplies: 2.7%
S1 Korea Corp.	31,937	1,356,177
Korea Plant Service & Engineering Co., Ltd.	50,210	1,307,095
		2,663,272
Construction & Engineering: 2.0%
Hyundai Development Co.	64,055	2,016,326
Machinery: 1.0%
JVM Co., Ltd.[b]	86,367	964,374
Electrical Equipment: 0.6%
LS Corp.	8,499	625,443
Total Industrials		9,827,924
CONSUMER STAPLES: 9.6%
Food & Staples Retailing: 4.1%
Shinsegae Co., Ltd.	5,492	2,170,300
Shinsegae Food Co., Ltd.	46,558	1,928,625
		4,098,925
Household Products: 2.2%
LG Household & Health Care, Ltd.	13,186	2,230,850
Personal Products: 2.2%
Amorepacific Corp.	4,004	2,144,687
Beverages: 0.6%
Hite Brewery Co., Ltd.	4,419	543,206
Food Products: 0.5%
Nong Shim Co., Ltd.	2,992	537,182
Total Consumer Staples		9,554,850

44 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
MATERIALS: 6.8%
Metals & Mining: 4.7%
POSCO ADR	36,700	$3,033,989
POSCO	3,282	1,086,942
Korea Zinc Co., Ltd.	4,665	504,423
		4,625,354
Chemicals: 2.1%
LG Chem, Ltd.	19,566	2,132,324
Total Materials		6,757,678
HEALTH CARE: 5.9%
Pharmaceuticals: 5.9%
Yuhan Corp.	19,803	2,903,657
Dong-A Pharmaceutical Co., Ltd.	18,177	1,236,424
Hanmi Pharmaceutical Co., Ltd.	10,984	1,181,788
LG Life Sciences, Ltd.[b]	14,284	606,366
Total Health Care		5,928,235
TELECOMMUNICATION SERVICES: 5.2%
Wireless Telecommunication Services: 3.2%
SK Telecom Co., Ltd. ADR	113,400	1,718,010
SK Telecom Co., Ltd.	10,409	1,418,898
		3,136,908
Diversified Telecommunication Services: 2.0%
KT Corp.	54,804	1,581,054
KT Corp. ADR	30,500	437,980
		2,019,034
Total Telecommunication Services		5,155,942
ENERGY: 1.9%
Oil, Gas & Consumable Fuels: 1.9%
SK Energy Co., Ltd.	18,173	1,453,629
GS Holdings Corp.	20,837	486,375
Total Energy		1,940,004
TOTAL COMMON EQUITIES		98,472,452
(Cost $97,577,296)

PREFERRED EQUITIES: SOUTH KOREA: 1.0%

	Shares	Value
FINANCIALS: 1.0%
Insurance: 1.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	15,311	$975,999
Total Financials		975,999
TOTAL PREFERRED EQUITIES		975,999
(Cost $893,759)
TOTAL INVESTMENTS: 99.4%		99,448,451
(Cost $98,471,055c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		576,676
NET ASSETS: 100.0%		$100,025,127

a  Certain securities were fair valued under the discretion the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $98,471,055 and net unrealized appreciation consists of:

Gross unrealized appreciation	$15,947,721
Gross unrealized depreciation	(14,970,325)
Net unrealized appreciation	$977,396

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 45

ASIA SMALL COMPANY STRATEGY

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Noor Kamruddin

Co-Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$23.0 million
NAV	$11.60
Total # of Positions	63

Fiscal Year 2008 Ratios

Portfolio Turnover	3.10%[1]
Gross Expense Ratio	14.31%
After Contractual Fee Waiver	2.00%[2]

Benchmark

MSCI All Country Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until August 31, 2010 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews Asia Small Companies Fund gained 47.21%, underperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which rose 58.59%. For the quarter ended June 30, the Fund gained 45.91%, while its benchmark increased 51.76%.

The positive momentum of the market's strong rebound in March carried into the second quarter in equity markets throughout Asia ex-Japan, accounting for the bulk of the Fund's gains for the first half of the year. A few notable events, including announcements regarding the establishment of closer economic ties between China and Taiwan and parliamentary election results from India, fueled optimism for the region's economic outlook. These developments, coupled with a more benign credit environment, reversed the acute risk aversion observed at the beginning of the year. Market sentiment has gone from one of extreme pessimism to a more normalized state—in fact, capital raising and initial public offering activities were reignited in the second quarter. The quarter also saw small-cap stocks significantly outperforming their large-cap counterparts as a result of the renewed appetite for risk and improved liquidity in the market. Within the small-cap universe, lower-quality names outperformed high-quality ones, admittedly from very depressed levels.

As we've discussed in previous commentaries, the Fund seeks to invest in companies with strong fundamentals that we believe have sustainable long-term growth profiles as opposed to investing in low-quality, speculative-type companies. As a result, our bias toward quality combined with the Fund's limited exposure to the materials and energy sectors and overweight in health care hurt its relative performance. The Fund's approach generally tends to be more defensive during a market decline but might not capture all the upside in rapid and sharp market rallies. Not surprisingly, on a country basis China, India and Taiwan contributed the lion's share of the Fund's absolute gains. While we are pleased that developments at the macro level helped reignite investors' confidence in these markets, it is important to keep in mind that company fundamentals ultimately drive stock performance over the long term. After the markets' strong rally, equities are no longer trading at distressed levels, which makes finding value a more challenging task; however, there are still plenty of attractive investment opportunities from a bottom-up, fundamental standpoint.

Since the inception of the Fund, we have been advocates of investing in domestically oriented companies, which we believe tend to be less impacted by a global economic slowdown. Zhuzhou CSR Times Electric in China, a substantial contributor to Fund performance, demonstrates the qualities and the growth profile we favor. The company, which produces electrical systems and components used in railways and metropolitan subways, currently commands a large market share within its industry. Railway infrastructure is a key focus of the Chinese government's 11th Five-Year Plan and the government has earmarked US$182 billion for network construction over the next several years. Going forward Zhuzhou CSR Times Electric should be one of the major beneficiaries of China's effort to expand its railway network. In addition,

(continued)

46 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2009

			Actual Return, Not Annualized
	3 Months	YTD	Inception 9/15/08
Matthews Asia Small Companies Fund	45.91%	47.21%	16.25%
MSCI AC Asia ex Japan Small Cap Index[3]	51.76%	58.59%	8.81%
Lipper Pacific ex Japan Funds Category Average[4]	35.80%	34.55%	7.29%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Synnex Technology International Corp.	Taiwan	2.9%
St. Shine Optical Co., Ltd.	Taiwan	2.5%
Zhuzhou CSR Times Electric Co., Ltd.	China/Hong Kong	2.4%
Sino-Ocean Land Holdings, Ltd.	China/Hong Kong	2.3%
Shandong Weigao Group Medical Polymer Co., Ltd.	China/Hong Kong	2.3%
Golden Eagle Retail Group, Ltd.	China/Hong Kong	2.3%
Tat Hong Holdings, Ltd.	Singapore	2.2%
Richtek Technology Corp.	Taiwan	2.2%
Towngas China Co., Ltd.	China/Hong Kong	2.1%
Minth Group, Ltd.	China/Hong Kong	2.1%
% OF ASSETS IN TOP TEN		23.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 47

COUNTRY ALLOCATION (%)

China/Hong Kong	31.4
India	21.1
Taiwan	15.1
South Korea	13.8
Singapore	11.7
Malaysia	2.8
Indonesia	2.6
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)

Industrials	24.7
Consumer Discretionary	16.5
Information Technology	15.7
Financials	15.3
Consumer Staples	9.6
Health Care	7.2
Materials	5.9
Utilities	2.1
Energy	1.5
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)7,8

Large Cap (Over $5B)	2.3
Mid Cap ($1B-$5B)	40.0
Small Cap (Under $1B)	56.2
Cash and Other Assets, Less Liabilities	1.5

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

the company has aspirations to diversify into non-rail segments. Through acquisitions, it has obtained more-advanced technology that will enable it to broaden both its product portfolio and potential markets.

During the second quarter, we increased the Fund's exposure to financials with the addition of two REITs: CapitaRetail China Trust and Ascendas India Trust. Earlier in the year, valuations among REITs reached depressed levels due to concerns over their leverage and potential inability to refinance debt and raise capital. As a result, the sector offered double-digit dividend yields. The two REITs that we added to the portfolio offered not only attractive yields but also quality underlying assets. CapitaRetail China Trust owns multiple retail malls in China with strong anchor tenants and high occupancy rates; over the long term, it should continue to benefit from the country's shifting preference toward organized retail centers. Ascendas India Trust owns several IT parks across India and we believe that the company offers a good combination of exposure to India's growing IT service sector and an increasing corporate demand for high-quality commercial properties.

Looking ahead, we will continue to maintain a long-term perspective when making investment decisions. The resumption of initial public offerings in the market is an encouraging sign—one that demonstrates continued growth of the Asian small-cap universe with new companies across various sectors once again surfacing in the capital markets. We remain cautiously optimistic at this juncture and continue to focus on identifying small companies that will benefit from Asia's long-term growth.

48 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.5%

	Shares	Value
CHINA/HONG KONG: 31.4%
Zhuzhou CSR Times Electric Co., Ltd. H Shares	385,000	$543,768
Sino-Ocean Land Holdings, Ltd.	461,000	523,472
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	204,000	522,746
Golden Eagle Retail Group, Ltd.	446,000	516,810
Towngas China Co., Ltd.	1,449,000	488,758
Minth Group, Ltd.	586,000	483,516
Vinda International Holdings, Ltd.	856,000	476,670
Dalian Port PDA Co., Ltd. H Shares	1,168,000	470,150
Yip's Chemical Holdings, Ltd.	862,000	437,417
Uni-President China Holdings, Ltd.	779,000	426,595
AAC Acoustic Technologies Holdings, Inc.	474,000	375,797
China Green Holdings, Ltd.	348,000	361,583
Times, Ltd.	1,069,000	340,098
Mindray Medical International, Ltd. ADR	11,000	307,120
Ctrip.com International, Ltd. ADR[b]	5,700	263,910
Kingdee International Software Group Co., Ltd.	1,530,000	263,485
New Oriental Education & Technology Group, Inc. ADR[b]	3,550	239,128
Sina Corp.[b]	6,000	176,880
Total China/Hong Kong		7,217,903
INDIA: 21.1%
CRISIL, Ltd.	6,020	431,779
Asian Paints, Ltd.	16,073	398,658
Sintex Industries, Ltd.	87,495	396,476
Thermax, Ltd.	44,968	377,925
Exide Industries, Ltd.	259,836	375,934
Container Corp. of India, Ltd.	18,161	369,346
India Infoline, Ltd.	142,725	360,993
ICSA India, Ltd.	99,493	348,946
Sanghvi Movers, Ltd.	87,826	316,603
Dabur India, Ltd.	120,430	315,284
Federal Bank, Ltd.	51,654	269,649
Sun TV Network, Ltd.	53,541	261,084
Glenmark Pharmaceuticals, Ltd.[b]	57,799	260,602
Jain Irrigation Systems, Ltd.	18,801	246,307
Unitech, Ltd.	73,150	121,250
Total India		4,850,836
TAIWAN: 15.1%
Synnex Technology International Corp.	415,000	673,434
St. Shine Optical Co., Ltd.	149,000	568,842
Richtek Technology Corp.	80,000	500,544
Shin Zu Shing Co., Ltd.	90,000	425,306
Everlight Electronic Co., Ltd.	162,000	411,293
Formosa International Hotels Corp.	27,000	375,800
Chroma ATE, Inc.	298,175	308,067
Zinwell Corp.	126,000	202,064
Total Taiwan		3,465,350

	Shares	Value
SOUTH KOREA : 13.8%
MegaStudy Co., Ltd.	2,687	$482,809
Kiwoom Securities Co., Ltd.	9,990	388,743
Dongbu Insurance Co., Ltd.	18,000	367,068
Cheil Worldwide, Inc.	1,942	355,981
Korea Plant Service & Engineering Co., Ltd.	13,120	341,547
POSCO Refractories & Environment Co., Ltd.	7,372	269,441
Sung Kwang Bend Co., Ltd.	17,853	266,978
Korea Zinc Co., Ltd.	2,316	250,427
Modetour Network, Inc.	20,014	227,151
Samsung Digital Imaging Co., Ltd.[b]	5,230	206,499
Total South Korea		3,156,644
SINGAPORE: 11.7%
Tat Hong Holdings, Ltd.	753,000	502,771
Singapore Airport Terminal Services, Ltd.	309,000	464,364
Ascendas India Trust	786,000	372,559
Keppel Land, Ltd.	235,000	356,284
Armstrong Industrial Corp., Ltd.	2,821,000	339,309
CSE Global, Ltd.	888,000	330,077
CapitaRetail China Trust, REIT	445,000	327,197
Total Singapore		2,692,561
MALAYSIA: 2.8%
KNM Group BHD	1,414,200	335,934
JobStreet Corp. BHD	470,600	152,266
Riverstone Holdings, Ltd.	478,000	143,112
Total Malaysia		631,312
INDONESIA: 2.6%
PT Jasa Marga	2,058,500	311,136
PT Bisi International[b]	1,595,500	289,432
Total Indonesia		600,568
TOTAL INVESTMENTS: 98.5%		22,615,174
(Cost $18,921,604c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		350,018
NET ASSETS: 100.0%		$22,965,192

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $18,921,604 and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,875,273
Gross unrealized depreciation	(181,703)
Net unrealized appreciation	$3,693,570

ADR  American Depositary Receipt

BHD  Berhad

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 49

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$87.5 million
NAV	$6.00
Total # of Positions	63

Fiscal Year 2008 Ratios

Portfolio Turnover	44.84%[1]
Gross Expense Ratio	1.33%[2]

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in technology-related industries and services.

1  The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Technology Fund

Portfolio Manager Commentary

For the first half of 2009, the Matthews Asian Technology Fund gained 27.39%, outperforming its benchmark, the MSCI/Matthews Asian Technology Index, which returned 14.12%. For the quarter ended June 30, the Fund increased 28.21% and the benchmark returned 20.36%.

The first half of the year was a volatile period for the Asian technology sector. In the first quarter, the sector experienced a steep decline as global sentiment worsened; during the second quarter, technology stocks rallied as valuations reached historically low levels and the global credit crisis eased. The sector's recovery in the second quarter was also helped by retailers and companies restocking inventories of major technology products.

China, Taiwan and India performed very well during the second quarter in part due to some noteworthy developments in these markets. In May, the largest mobile network provider in China announced plans to invest in one of the largest wireless telecom companies in Taiwan. Following this announcement, the Taiwanese market rallied fueled by optimism that additional Chinese investments into Taiwan would follow. India's election results also contributed to strong performance by Indian companies during the second quarter. In May, Indian markets rose sharply after Prime Minister Manmohan Singh's win boosted investors' confidence and spurred hopes for speedier economic reforms.

Conversely, Korea and Japan moved in the opposite direction as the won remained weak and the yen strengthened during the first half of the year. Technology companies in both countries are export-oriented and, as a result, currency plays a major role in their competitiveness. Amid the current crisis in the global market, Korean companies have generally strengthened their market position and gained market share. Most large Korean technology companies announced better-than-expected earnings while their Japanese counterparts reported large losses during the first half of the year. Although large Japanese companies have suffered, fundamentals of smaller Japanese technology companies in the components and capital equipment industries have remained relatively resilient.

Demand from developed markets, especially the U.S. and Europe, played a major role in the development of Asia's technology sector. While they still play a major role in the sector today, we have been advocating that Asia's domestic markets will likely provide another important source of growth. We continue to believe that one of the most significant growth drivers for the Asian technology sector will stem from increasing demand from Asian consumers and companies; one of the Fund's core strategies has been to identify companies that will benefit from this trend. For the first half of the year, this strategy helped the Fund outperform its benchmark. In fact, two of the top three contributors to Fund performance were domestically oriented companies that derive the majority of their earnings from their home markets.

ZTE, a strong contributor to Fund performance during the first half of the year, is an example of a company that is thriving as a result of growth in domestic consumption. The company is a major

(continued)

50 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2009

			Average Annual Total Return
	3 Months	YTD	1 Year	3 Year	5 Year	10 Year	Inception 12/27/99
Matthews Asian Technology Fund	28.21%	27.39%	-21.47%	-3.22%	3.30%	N/A	-4.68%
MSCI/Matthews Asian Technology Index[3]	20.36%	14.12%	-22.63%	-4.65%	1.14%	N/A	-8.66%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	24.96%	30.13%	-21.14%	-3.97%	-1.12%	-2.70%	-8.04%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 84 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	5.6%
Samsung Electronics Co., Ltd.	South Korea	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.4%
Hon Hai Precision Industry Co., Ltd.	Taiwan	3.3%
China Mobile, Ltd.	China/Hong Kong	2.9%
NHN Corp.	South Korea	2.9%
MediaTek, Inc.	Taiwan	2.5%
Ctrip.com International, Ltd.	China/Hong Kong	2.3%
Infosys Technologies, Ltd.	India	2.3%
New Oriental Education & Technology Group, Inc.	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN		31.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 51

COUNTRY ALLOCATION (%)

China/Hong Kong	31.0
Japan	20.3
Taiwan	20.0
South Korea	16.3
India	7.9
Indonesia	1.7
Philippines	1.2
Thailand	0.5
Cash and Other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)

Information Technology	63.2
Telecommunication Services	13.8
Consumer Discretionary	12.3
Industrials	4.2
Health Care	3.1
Materials	1.3
Financials	1.0
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	59.2
Mid Cap ($1B-$5B)	29.4
Small Cap (Under $1B)	10.3
Cash and Other Assets, Less Liabilities	1.1

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asian Technology Fund

Portfolio Manager Commentary (continued)

telecommunications equipment manufacturer based in China; as the country's telecommunication market has grown so has ZTE's business in China. After garnering a major share of the Chinese market, ZTE was able to penetrate the overseas market by leveraging the expertise it gained at home. ZTE is also expected to benefit from China's plans to build its own 3G technology, TD-SCDMA. As Asian markets continue to expand, we expect to see more home-grown technologies replacing imported technologies across many different industries, and we believe Asia's domestic technology companies are poised to benefit most from this transition.

Baidu, China's largest online search company and the largest contributor to Fund performance during the first half of the year, is another beneficiary of a growing domestic market. Baidu has benefited from the rapid growth in Internet usage in China and has been the dominant online search provider for the past few years. In fact, China now has the largest population of Internet users globally—roughly 300 million. Yet the Internet penetration rate in China is only 22% compared to 70% in the U.S. As a result, Baidu still has a large potential untapped market in China and is expected to benefit from the continued growth of China's Internet market.

We added a few new holdings to the portfolio during the first half of the year—companies that were trading at historically low levels. These companies possess strong balance sheets and dominant market positions; however, the Fund had not previously owned them because we believed their valuations were too high. When their valuations became more attractive in the first half of the year, we took the opportunity to add these holdings to the Fund.

Looking ahead, we believe the rate of recovery in global demand for technology products in the second half of the year will be a key factor in the technology sector's performance. At present, overall demand for technology products and services remains weak but we believe that the Asian technology sector is likely to see a gradual recovery.

52 MATTHEWS ASIA FUNDS

Matthews Asian Technology Fund  June 30, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.9%

	Shares	Value
CHINA/HONG KONG: 31.0%
Baidu, Inc. ADR[b]	16,400	$4,937,876
China Mobile, Ltd. ADR	50,500	2,529,040
Ctrip.com International, Ltd. ADR[b]	44,100	2,041,830
New Oriental Education & Technology Group, Inc. ADR[b]	29,800	2,007,328
Tencent Holdings, Ltd.	161,600	1,874,981
Mindray Medical International, Ltd. ADR	66,200	1,848,304
ZTE Corp. H Shares	514,280	1,776,565
Sohu.com, Inc.[b]	24,200	1,520,486
Kingdee International Software Group Co., Ltd.	8,818,000	1,518,572
Perfect World Co., Ltd. ADR[b]	50,224	1,436,406
Lenovo Group, Ltd.	3,552,000	1,325,458
NetEase.com, Inc. ADR[b]	37,000	1,301,660
China Communications Services Corp., Ltd. H Shares	2,030,000	1,248,228
ASM Pacific Technology, Ltd.	211,400	1,081,048
AAC Acoustic Technologies Holdings, Inc.	800,000	634,257
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	8,000	20,500
Total China/Hong Kong		27,102,539
JAPAN: 20.3%
Canon, Inc.	60,500	1,976,172
Sony Corp.	70,300	1,834,058
Fanuc, Ltd.	22,100	1,771,013
Softbank Corp.	78,500	1,529,253
Nikon Corp.	81,000	1,401,345
Murata Manufacturing Co., Ltd.	29,100	1,241,971
Tokyo Electron, Ltd.	24,200	1,167,889
JSR Corp.	68,100	1,166,459
Shinko Electric Industries Co., Ltd.	90,700	1,120,742
Keyence Corp.	5,180	1,055,315
Nintendo Co., Ltd.	3,585	992,166
HOYA Corp.	43,400	869,384
Rakuten, Inc.	1,204	725,505
Asahi Glass Co., Ltd.	67,000	536,670
Ibiden Co., Ltd.	12,300	344,890
Total Japan		17,732,832
TAIWAN: 20.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,815,854	2,980,181
Hon Hai Precision Industry Co., Ltd.	941,333	2,886,809
MediaTek, Inc.	183,789	2,182,025
Richtek Technology Corp.	303,000	1,895,810
Synnex Technology International Corp.	1,145,000	1,858,028
Wistron Corp.	715,000	1,180,446
Chunghwa Telecom Co., Ltd.	541,853	1,080,808
HTC Corp.	69,000	969,589
Acer, Inc.	478,000	827,404
Epistar Corp.	254,000	682,276
Quanta Computer, Inc.	305,000	490,110
Shin Zu Shing Co., Ltd.	92,000	434,757
Total Taiwan		17,468,243

	Shares	Value
SOUTH KOREA: 16.3%
Samsung Electronics Co., Ltd.	7,304	$3,377,111
NHN Corp.[b]	18,321	2,525,436
MegaStudy Co., Ltd.	8,716	1,566,121
LG Display Co., Ltd. ADR	124,500	1,555,005
SK Telecom Co., Ltd. ADR	77,400	1,172,610
JVM Co., Ltd.[b]	81,930	914,831
Hynix Semiconductor, Inc.[b]	81,058	861,287
SFA Engineering Corp.	28,743	819,126
Samsung SDI Co., Ltd.	9,780	790,884
Samsung Digital Imaging Co., Ltd.[b]	18,627	735,459
Total South Korea		14,317,870
INDIA: 7.9%
Infosys Technologies, Ltd.	54,286	2,007,494
Bharti Airtel, Ltd.[b]	89,209	1,491,251
India Infoline, Ltd.	334,554	846,183
ICSA India, Ltd.	240,644	843,996
Glenmark Pharmaceuticals, Ltd.[b]	182,820	824,291
Exide Industries, Ltd.	341,480	494,057
Redington India, Ltd.	75,225	379,877
Total India		6,887,149
INDONESIA: 1.7%
PT Telekomunikasi Indonesia ADR	50,900	1,525,982
Total Indonesia		1,525,982
PHILIPPINES: 1.2%
Globe Telecom, Inc.	52,490	1,034,237
Total Philippines		1,034,237
THAILAND: 0.5%
Advanced Info Service Public Co., Ltd.	171,200	453,348
Total Thailand		453,348
TOTAL INVESTMENTS: 98.9%		86,522,200
(Cost $83,265,297c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		949,676
NET ASSETS: 100.0%		$87,471,876

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost of investments is $83,265,297 and net unrealized appreciation consists of:

Gross unrealized appreciation	$12,300,539
Gross unrealized depreciation	(9,043,636)
Net unrealized appreciation	$3,256,903

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 53

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of detemining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

54 MATTHEWS ASIA FUNDS

June 30, 2009

	Beginning Account Value 1/01/09	Ending Account Value 6/30/09	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/09–6/30/09[2]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,191.40	1.20%	$6.52
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Matthews Asia Pacific Equity Income Fund
Actual Fund Return	$1,000.00	$1,178.20	1.33%	$7.18
Hypothetical 5% Return	$1,000.00	$1,018.20	1.33%	$6.66
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,211.40	1.39%	$7.62
Hypothetical 5% Return	$1,000.00	$1,017.90	1.39%	$6.95
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,375.60	1.19%	$7.01
Hypothetical 5% Return	$1,000.00	$1,018.89	1.19%	$5.96
Matthews China Fund
Actual Fund Return	$1,000.00	$1,390.50	1.23%	$7.29
Hypothetical 5% Return	$1,000.00	$1,018.70	1.23%	$6.16
Matthews India Fund
Actual Fund Return	$1,000.00	$1,471.90	1.38%	$8.46
Hypothetical 5% Return	$1,000.00	$1,017.95	1.38%	$6.90
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,012.80	1.32%	$6.59
Hypothetical 5% Return	$1,000.00	$1,018.25	1.32%	$6.61
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,185.50	1.39%	$7.53
Hypothetical 5% Return	$1,000.00	$1,017.90	1.39%	$6.95
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,472.10	2.00%	$12.26
Hypothetical 5% Return	$1,000.00	$1,014.88	2.00%	$9.99
ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund
Actual Fund Return	$1,000.00	$1,273.90	1.53%	$8.63
Hypothetical 5% Return	$1,000.00	$1,017.21	1.53%	$7.65

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

matthewsasia.com | 800.789.ASIA 55

Statements of Assets and Liabilities  June 30, 2009

	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Equity Income Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
ASSETS:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$1,570,385,142	$154,493,976	$161,724,861	$2,208,993,506	$1,486,071,803
Affiliated issuers	12,061,734	—	—	—	41,751,581
Total investments	1,582,446,876	154,493,976	161,724,861	2,208,993,506	1,527,823,384
Cash	57,976,119	5,947,465	—	112,498,977	29,503,219
Foreign currency at value (B)	—	196	—	—	—
Dividends and interest receivable	3,880,602	471,360	755,643	3,070,708	6,358,285
Receivable for securities sold	234,408	499,290	2,016,225	2,053,843	—
Receivable for capital shares sold	7,306,647	526,375	237,819	30,522,027	9,195,156
Deferred offering costs (Note 1-E)	—	—	—	—	—
Prepaid expenses and other assets	93,324	17,440	15,169	57,624	27,113
TOTAL ASSETS	1,651,937,976	161,956,102	164,749,717	2,357,196,685	1,572,907,157
LIABILITIES:
Payable for securities purchased	5,630,709	4,015,934	2,094,283	12,413,342	5,353,228
Payable for capital shares redeemed	4,225,409	345,648	264,185	11,039,979	1,145,417
Cash overdraft	—	—	518,915	—	—
Deferred tax liability (Note 1-D)	—	—	—	9,364,131	—
Due to Advisor (Note 3)	926,699	88,596	94,345	1,232,005	880,806
Administration and accounting fees payable	24,482	2,341	2,492	32,548	23,270
Administration and shareholder servicing fees payable	292,883	27,189	35,062	379,275	253,431
Custodian fees payable	63,925	11,001	6,717	124,285	47,873
Printing fees payable	121,047	13,235	53,917	159,487	154,471
Professional payable	40,569	20,861	20,972	43,333	28,879
Offering costs	—	—	—	—	—
Accrued expenses payable	63,805	6,538	25,358	124,787	44,747
TOTAL LIABILITIES	11,389,528	4,531,343	3,116,246	34,913,172	7,932,122
NET ASSETS	$1,640,548,448	$157,424,759	$161,633,471	$2,322,283,513	$1,564,975,035
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	121,753,832	15,936,676	13,297,934	152,822,019	78,480,990
Net asset value, offering price and redemption price	$13.47	$9.88	$12.15	$15.20	$19.94
NET ASSETS CONSIST OF:
Capital paid-in	$1,685,637,005	$163,429,783	$215,405,250	$2,313,824,053	$1,471,334,839
Undistributed (distributions in excess of) net investment income (loss)	(5,117,012)	(1,225,799)	3,540,047	3,830,283	9,124,378
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(66,160,128)	(23,376,756)	(84,942,001)	(220,554,805)	(55,926,919)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	26,188,583	18,597,531	27,630,175	225,183,982	140,442,737
NET ASSETS	$1,640,548,448	$157,424,759	$161,633,471	$2,322,283,513	$1,564,975,035
(A) Investments at cost:
Unaffiliated issuers	$1,520,224,771	$135,899,704	$134,085,781	$1,974,419,182	$1,357,508,007
Affiliated issuers	36,051,673	—	—	—	29,873,247
Total investments at cost	$1,556,276,444	$135,899,704	$134,085,781	$1,974,419,182	$1,387,381,254
(B) Foreign currency at cost	$—	$195	$—	$—	$—

See accompanying notes to financial statements.

56 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
ASSETS:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$473,731,091	$117,592,663	$99,448,451	$22,615,174	$86,522,200
Affiliated issuers	—	—	—	—	—
Total investments	473,731,091	117,592,663	99,448,451	22,615,174	86,522,200
Cash	17,146,665	241,094	841,793	530,915	1,018,843
Foreign currency at value (B)	1	—	—	—	—
Dividends and interest receivable	1,187,297	608,885	—	57,307	134,493
Receivable for securities sold	385,508	1,526,274	—	220,987	449,678
Receivable for capital shares sold	1,502,676	295,344	36,267	303,144	100,138
Deferred offering costs (Note 1-E)	—	—	—	9,932	—
Prepaid expenses and other assets	28,860	14,572	15,846	18,137	11,965
TOTAL ASSETS	493,982,098	120,278,832	100,342,357	23,755,596	88,237,317
LIABILITIES:
Payable for securities purchased	1,581,670	1,061,532	—	468,920	468,201
Payable for capital shares redeemed	532,903	1,002,924	168,778	14,979	154,137
Cash overdraft	—	—	—	—	—
Deferred tax liability (Note 1-D)	—	—	—	217,491	—
Due to Advisor (Note 3)	287,994	70,900	59,093	10,788	50,954
Administration and accounting fees payable	7,608	1,873	1,561	353	1,346
Administration and shareholder servicing fees payable	92,859	25,293	17,729	2,849	17,300
Custodian fees payable	46,530	4,272	5,718	16,287	9,234
Printing fees payable	77,140	16,386	20,718	444	28,739
Professional payable	85,760	17,146	25,592	27,218	23,319
Offering costs	—	—	—	31,075	—
Accrued expenses payable	63,340	12,642	18,041	—	12,211
TOTAL LIABILITIES	2,775,804	2,212,968	317,230	790,404	765,441
NET ASSETS	$491,206,294	$118,065,864	$100,025,127	$22,965,192	$87,471,876
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	39,876,875	11,437,511	30,687,905	1,979,325	14,573,794
Net asset value, offering price and redemption price	$12.32	$10.32	$3.26	$11.60	$6.00
NET ASSETS CONSIST OF:
Capital paid-in	$597,294,226	$192,462,420	$98,172,107	$18,778,776	$133,061,695
Undistributed (distributions in excess of) net investment income (loss)	938,078	1,938,219	(572,677)	62,808	(168,900)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(82,633,995)	(86,403,495)	1,448,301	647,227	(48,677,264)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	(24,392,015)	10,068,720	977,396	3,476,381	3,256,345
NET ASSETS	$491,206,294	$118,065,864	$100,025,127	$22,965,192	$87,471,876
(A) Investments at cost:
Unaffiliated issuers	$498,098,226	$107,526,043	$98,471,055	$18,921,604	$83,265,297
Affiliated issuers	—	—	—	—	—
Total investments at cost	$498,098,226	$107,526,043	$98,471,055	$18,921,604	$83,265,297
(B) Foreign currency at cost	$1	$—	$—	$—	$—

matthewsasia.com | 800.789.ASIA 57

Statements of Operations  June 30, 2009

	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Equity Income Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$22,786,020	$2,920,397	$1,689,734	$13,137,626	$15,023,751
Dividends—Affiliated Issuers (Note 5)	—	—	—	—	626,881
Interest	11,464,856	121,356	—	—	16
Foreign withholding tax	(621,908)	(131,143)	(99,487)	(696,637)	(494,242)
TOTAL INVESTMENT INCOME	33,628,968	2,910,610	1,590,247	12,440,989	15,156,406
EXPENSES:
Investment advisory fees (Note 3)	4,307,973	475,414	524,930	4,891,425	3,555,742
Administration and accounting fees (Note 3)	113,734	12,523	13,846	129,289	94,050
Administration and shareholder servicing fees (Note 3)	1,618,325	176,361	199,885	1,735,858	1,306,166
Custodian fees	146,744	35,538	26,446	253,826	139,491
Insurance fees	15,891	1,796	2,558	17,765	11,398
Printing fees	116,060	17,294	52,589	143,290	190,529
Professional fees	49,557	20,126	25,676	58,886	31,564
Registration fees	19,870	16,798	13,022	14,540	26,511
Transfer agent fees	740,497	90,252	120,521	741,856	652,710
Trustees fees	43,469	4,360	6,921	51,168	32,124
Offering costs (Note 1-E)	—	—	—	—	—
Other expenses	66,291	29,694	28,886	72,539	50,625
TOTAL EXPENSES	7,238,411	880,156	1,015,280	8,110,442	6,090,910
Advisory fees waived and expenses waived or reimbursed (Note 3)	—	(562)	—	—	—
NET EXPENSES	7,238,411	879,594	1,015,280	8,110,442	6,090,910
NET INVESTMENT INCOME (LOSS)	26,390,557	2,031,016	574,967	4,330,547	9,065,496
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(34,369,413)	(17,755,793)	(40,770,417)	(46,737,121)	(37,456,603)
Net realized capital gain tax	—	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	(276,775)	(16,094)	(95,858)	(1,094,949)	(95,720)
Net change in unrealized appreciation/depreciation on investments	234,144,877	34,430,652	66,020,569	511,842,596	385,173,419
Net change in deferred taxes on unrealized appreciation	—	—	—	(9,192,743)	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	18,817	(5,846)	(9,293)	(38,070)	463
Net realized and unrealized gain on investments, foreign currency related transactions and deferred taxes	199,517,506	16,652,919	25,145,001	454,779,713	347,621,559
NET INCREASE IN NET ASSETS FROM OPERATIONS	$225,908,063	$18,683,935	$25,719,968	$459,110,260	$356,687,055

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$2,060,572	$1,572,373	$38,213	$154,086	$418,921
Dividends—Affiliated Issuers (Note 5)	—	—	—	—	—
Interest	1,259,201	—	—	5,269	3,515
Foreign withholding tax	(3,764)	(111,626)	(18,886)	(7,483)	(31,878)
TOTAL INVESTMENT INCOME	3,316,009	1,460,747	19,327	151,872	390,558
EXPENSES:
Investment advisory fees (Note 3)	1,201,115	400,627	305,692	47,927	262,541
Administration and accounting fees (Note 3)	31,743	10,565	8,075	907	6,934
Administration and shareholder servicing fees (Note 3)	448,834	151,536	110,566	11,137	100,668
Custodian fees	108,667	12,970	19,994	39,911	27,479
Insurance fees	4,826	1,851	1,174	39	1,106
Printing fees	96,091	17,725	19,260	536	30,278
Professional fees	35,211	19,332	26,401	11,620	25,859
Registration fees	40,940	10,129	8,222	2,914	11,239
Transfer agent fees	289,169	82,399	71,710	8,012	72,620
Trustees fees	13,768	4,612	3,305	120	3,171
Offering costs (Note 1-E)	—	—	—	23,344	—
Other expenses	36,066	24,278	17,605	13,044	17,563
TOTAL EXPENSES	2,306,430	736,024	592,004	159,511	559,458
Advisory fees waived and expenses waived or reimbursed (Note 3)	—	—	—	(63,977)	—
NET EXPENSES	2,306,430	736,024	592,004	95,534	559,458
NET INVESTMENT INCOME (LOSS)	1,009,579	724,723	(572,677)	56,338	(168,900)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(41,853,533)	(32,246,568)	(2,556,602)	761,604	(14,459,032)
Net realized capital gain tax	(771)	—	—	(36,911)	—
Net realized gain (loss) on foreign currency related transactions	(214,876)	(15,820)	(65,215)	(21,773)	(53,073)
Net change in unrealized appreciation/depreciation on investments	185,629,261	33,328,393	18,105,645	3,858,780	32,721,464
Net change in deferred taxes on unrealized appreciation	—	—	—	(213,677)	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	14,590	(16,616)	(3,610)	308	491
Net realized and unrealized gain on investments, foreign currency related transactions and deferred taxes	143,574,671	1,049,389	15,480,218	4,348,331	18,209,850
NET INCREASE IN NET ASSETS FROM OPERATIONS	$144,584,250	$1,774,112	$14,907,541	$4,404,669	$18,040,950

matthewsasia.com | 800.789.ASIA 59

Statements of Changes in Net Assets

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$26,390,557	$57,121,713
Net realized gain (loss) on investments and foreign currency related transactions	(34,646,188)	97,126,605
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	234,163,694	(821,256,501)
Net increase (decrease) in net assets resulting from operations	225,908,063	(667,008,183)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(26,297,668)	(41,328,215)
Realized gains on investments	—	(152,469,801)
Net decrease in net assets resulting from distributions	(26,297,668)	(193,798,016)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	351,056,406	(323,206,605)
REDEMPTION FEES	169,569	317,302
Total increase (decrease) in net assets	550,836,370	(1,183,695,502)
NET ASSETS:
Beginning of period	1,089,712,078	2,273,407,580
End of period (including distributions in excess of net investment income of ($5,117,012) and ($5,209,901), respectively)	$1,640,548,448	$1,089,712,078
MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$2,031,016	$3,439,463
Net realized loss on investments and foreign currency related transactions	(17,771,887)	(5,566,940)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	34,424,806	(20,959,878)
Net increase (decrease) in net assets resulting from operations	18,683,935	(23,087,355)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,627,257)	(3,011,638)
Realized gains on investments	—	(142,300)
Net decrease in net assets resulting from distributions	(3,627,257)	(3,153,938)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	357,275	86,427,296
REDEMPTION FEES	59,327	141,421
Total increase in net assets	15,473,280	60,327,424
NET ASSETS:
Beginning of period	141,951,479	81,624,055
End of period (including undistributed/(distributions in excess of) net investment income of ($1,225,799) and $370,442, respectively)	$157,424,759	$141,951,479

See accompanying notes to financial statements.

60 MATTHEWS ASIA FUNDS

MATTHEWS ASIA PACIFIC FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$574,967	$3,129,713
Net realized loss on investments and foreign currency related transactions	(40,866,275)	(44,136,285)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	66,011,276	(122,047,621)
Net increase (decrease) in net assets resulting from operations	25,719,968	(163,054,193)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments	—	(12,659,661)
Net decrease in net assets resulting from distributions	—	(12,659,661)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(32,139,721)	(127,465,358)
REDEMPTION FEES	22,343	155,627
Total decrease in net assets	(6,397,410)	(303,023,585)
NET ASSETS:
Beginning of period	168,030,881	471,054,466
End of period (including undistributed net investment income of $3,540,047 and $2,965,080, respectively)	$161,633,471	$168,030,881
MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$4,330,547	$28,838,219
Net realized loss on investments and foreign currency related transactions	(47,832,070)	(1,214,937)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	511,804,526	(1,663,543,511)
Net change in deferred taxes on unrealized appreciation	(9,192,743)	(171,388)
Net increase (decrease) in net assets resulting from operations	459,110,260	(1,636,091,617)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(25,721,709)
Realized gains on investments	—	(297,363,454)
Net decrease in net assets resulting from distributions	—	(323,085,163)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	660,557,635	(645,522,620)
REDEMPTION FEES	175,074	425,473
Total increase (decrease) in net assets	1,119,842,969	(2,604,273,927)
NET ASSETS:
Beginning of period	1,202,440,544	3,806,714,471
End of period (including undistributed/(distributions in excess of) net investment income of $3,830,283 and ($500,264), respectively)	$2,322,283,513	$1,202,440,544

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 61

Statements of Changes in Net Assets

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$9,065,496	$13,674,237
Net realized gain (loss) on investments and foreign currency related transactions	(37,552,323)	166,610,803
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	385,173,882	(1,123,566,150)
Net increase (decrease) in net assets resulting from operations	356,687,055	(943,281,110)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(12,907,246)
Realized gains on investments	—	(222,146,010)
Net decrease in net assets resulting from distributions	—	(235,053,256)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	426,814,337	(377,939,336)
REDEMPTION FEES	369,166	1,976,040
Total increase (decrease) in net assets	783,870,558	(1,554,297,662)
NET ASSETS:
Beginning of period	781,104,477	2,335,402,139
End of period (including undistributed net investment income of $9,124,378 and $58,882 respectively)	$1,564,975,035	$781,104,477
MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$1,009,579	$1,284,842
Net realized loss on investments and foreign currency related transactions	(42,069,180)	(26,119,442)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	185,643,851	(716,872,965)
Net change in deferred taxes on unrealized appreciation	—	2,706,668
Net increase (decrease) in net assets resulting from operations	144,584,250	(739,000,897)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(3,800,136)
Realized gains on investments	—	(25,042,065)
Net decrease in net assets resulting from distributions	—	(28,842,201)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	28,970,805	(227,289,535)
REDEMPTION FEES	135,234	1,576,948
Total increase (decrease) in net assets	173,690,289	(993,555,685)
NET ASSETS:
Beginning of period	317,516,005	1,311,071,690
End of period (including undistributed/(distributions in excess of) net investment income of $938,078 and ($71,501), respectively)	$491,206,294	$317,516,005

See accompanying notes to financial statements.

62 MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$724,723	$1,446,185
Net realized loss on investments and foreign currency related transactions	(32,262,388)	(53,681,873)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	33,311,777	(5,961,085)
Net increase (decrease) in net assets resulting from operations	1,774,112	(58,196,773)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments	—	(2,681,675)
Net decrease in net assets resulting from distributions	—	(2,681,675)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(7,433,861)	17,520,852
REDEMPTION FEES	51,884	171,094
Total decrease in net assets	(5,607,865)	(43,186,502)
NET ASSETS:
Beginning of period	123,673,729	166,860,231
End of period (including undistributed net investment income of $1,938,219 and $1,213,496, respectively)	$118,065,864	$123,673,729
MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment loss	($572,677)	($524,760)
Net realized gain (loss) on investments and foreign currency related transactions	(2,621,817)	8,040,061
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	18,102,035	(122,326,673)
Net increase (decrease) in net assets resulting from operations	14,907,541	(114,811,372)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,673,455)
Realized gains on investments	—	(7,207,688)
Net decrease in net assets resulting from distributions	—	(8,881,143)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(2,155,842)	(39,546,578)
REDEMPTION FEES	20,293	70,799
Total increase (decrease) in net assets	12,771,992	(163,168,294)
NET ASSETS:
Beginning of period	87,253,135	250,421,429
End of period (including accumulated net investment loss of ($572,677) and $0, respectively)	$100,025,127	$87,253,135

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 63

Statements of Changes in Net Assets

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Period Ended December 31, 2008[1]
OPERATIONS:
Net investment income	$56,338	$2,686
Net realized gain (loss) on investments and foreign currency related transactions	702,920	(56,968)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,859,088	(165,216)
Net changed deferred taxes on unrealized appreciation	(213,677)	(3,814)
Net increase (decrease) in net assets resulting from operations	4,404,669	(223,312)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(5,234)
Net decrease in net assets resulting from distributions	—	(5,234)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	15,314,788	3,388,549
REDEMPTION FEES	72,377	13,355
Total increase in net assets	19,791,834	3,173,358
NET ASSETS:
Beginning of period	3,173,358	—
End of period (including undistributed net investment income of $62,808 and $6,470, respectively)	$22,965,192	$3,173,358

1  The Matthews Asia Small Companies Fund commenced operations on September 15, 2008.

MATTHEWS ASIAN TECHNOLOGY FUND	Six-Month Period Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income (loss)	($168,900)	$128,371
Net realized loss on investments and foreign currency related transactions	(14,512,105)	(24,158,197)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	32,721,955	(90,630,615)
Net increase (decrease) in net assets resulting from operations	18,040,950	(114,660,441)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(5,052,882)	(63,347,458)
REDEMPTION FEES	7,484	180,136
Total increase (decrease) in net assets	12,995,552	(177,827,763)
NET ASSETS:
Beginning of period	74,476,324	252,304,087
End of period (including accumulated net investment loss of ($168,900) and $0, respectively)	$87,471,876	$74,476,324

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asian Growth and Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Year Ended Aug. 31, 2004
Net Asset Value, beginning of period	$11.50	$19.78	$18.68	$17.14	$15.82	$14.65	$12.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26[2]	0.54[2]	1.07	0.46	0.45	0.11	0.32
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.93	(6.73)	2.93	3.47	2.02	1.83	2.56
Total from investment operations	2.19	(6.19)	4.00	3.93	2.47	1.94	2.88
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.42)	(0.90)	(0.62)	(0.43)	(0.38)	(0.25)
Net realized gains on investments	—	(1.67)	(2.00)	(1.77)	(0.72)	(0.39)	(0.20)
Total distributions	(0.22)	(2.09)	(2.90)	(2.39)	(1.15)	(0.77)	(0.45)
Paid-in capital from redemption fees (Note 2)	—[3]	—[3]	—[3]	—[3]	—[3]	—[3]	0.01
Net Asset Value, end of period	$13.47	$11.50	$19.78	$18.68	$17.14	$15.82	$14.65
TOTAL RETURN	19.14%[4]	(32.07%)	21.54%	23.38%	15.76%	13.32%[4]	23.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,640,548	$1,089,712	$2,273,408	$2,021,363	$1,676,559	$1,236,491	$1,007,187
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.20%[5]	1.16%	1.16%	1.20%	1.28%	1.35%[5]	1.45%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%[5]	1.16%	1.15%	1.19%	1.27%	1.31%[5]	1.44%
Ratio of net investment income to average net assets	4.39%[5]	3.19%	2.59%	2.27%	2.60%	2.19%[5]	2.28%
Portfolio turnover	8.80%[4]	25.16%	27.93%	28.37%	20.16%	7.32%[4]	17.46%

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 65

Financial Highlights

Matthews Asia Pacific Equity Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	Period Ended Dec. 31, 2006[1]
Net Asset Value, beginning of period	$8.61	$12.00	$10.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13[2]	0.38[2]	0.27	0.02
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.38	(3.47)	1.67	0.77
Total from investment operations	1.51	(3.09)	1.94	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)	(0.27)	(0.02)
Net realized gains on investments	—	(0.02)	(0.45)	—
Total distributions	(0.24)	(0.32)	(0.72)	(0.02)
Paid-in capital from redemption fees (Note 2)	—[3]	0.02	0.01	—[3]
Net Asset Value, end of period	$9.88	$8.61	$12.00	$10.77
TOTAL RETURN	17.82%[4]	(25.97%)	18.05%	7.90%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$157,425	$141,951	$81,624	$25,740
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.33%[5]	1.35%	1.42%	2.93%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.33%[5]	1.32%	1.39%	1.50%[5]
Ratio of net investment income to average net assets	3.07%[5]	3.74%	2.66%	1.34%[5]
Portfolio turnover	32.35%[4]	25.07%	26.95%	0.00%[4]

1  The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

66 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Period Ended Aug. 31, 2004[2]
Net Asset Value, beginning of period	$10.03	$17.29	$16.92	$14.89	$12.58	$10.70	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04[3]	0.13[3]	0.09	0.07	0.07	(0.01)	0.02
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	2.08	(6.64)	2.02	2.50	2.30	1.93	0.66
Total from investment operations	2.12	(6.51)	2.11	2.57	2.37	1.92	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.09)	(0.07)	(0.06)	(0.02)	—
Net realized gains on investments	—	(0.76)	(1.66)	(0.48)	—	(0.02)	—
Total distributions	—	(0.76)	(1.75)	(0.55)	(0.06)	(0.04)	—
Paid-in capital from redemption fees (Note 2)	—[4]	0.01	0.01	0.01	—[4]	—[4]	0.02
Net Asset Value, end of period	$12.15	$10.03	$17.29	$16.92	$14.89	$12.58	$10.70
TOTAL RETURN	21.14%[5]	(37.44%)	11.92%	17.39%	18.84%	18.00%[5]	7.00%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$161,633	$168,031	$471,054	$449,699	$285,169	$112,043	$76,222
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.39%[6]	1.23%	1.20%	1.26%	1.35%	1.52%[6]	1.67%[6]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.39%[6]	1.23%	1.20%	1.24%	1.34%	1.51%[6]	1.66%[6]
Ratio of net investment income (loss) to average net assets	0.79%[6]	0.93%	0.60%	0.47%	0.67%	(0.30%)[6]	0.39%[6]
Portfolio turnover	31.44%[5]	37.10%	40.49%	40.45%	15.84%	1.28%[5]	10.75%[5]

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

3  Calculated using the average daily shares method.

4  Less than $0.01 per share.

5  Not annualized.

6  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 67

Financial Highlights

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Year Ended Aug. 31, 2004
Net Asset Value, beginning of period	$11.05	$27.86	$23.71	$19.27	$15.90	$13.22	$11.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04[2]	0.24[2]	0.30	0.22	0.14	(0.01)	0.09
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	4.11	(13.31)	7.78	5.01	3.43	3.00	1.95
Total from investment operations	4.15	(13.07)	8.08	5.23	3.57	2.99	2.04
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.30)	(0.31)	(0.21)	(0.12)	(0.10)	(0.04)
Net realized gains on investments	—	(3.44)	(3.62)	(0.58)	(0.09)	(0.21)	—
Total distributions	—	(3.74)	(3.93)	(0.79)	(0.21)	(0.31)	(0.04)
Paid-in capital from redemption fees (Note 2)	—[3]	—[3]	—[3]	—[3]	0.01	—[3]	0.02
Net Asset Value, end of period	$15.20	$11.05	$27.86	$23.71	$19.27	$15.90	$13.22
TOTAL RETURN	37.56%[4]	(46.12%)	33.66%	27.22%	22.51%	22.69%[4]	18.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,322,284	$1,202,441	$3,806,714	$3,303,717	$2,031,995	$855,153	$587,133
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.19%[5]	1.12%	1.11%	1.18%	1.31%	1.39%[5]	1.50%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%[5]	1.12%	1.10%	1.16%	1.31%	1.36%[5]	1.48%
Ratio of net investment income (loss) to average net assets	0.63%[5]	1.10%	1.12%	1.12%	1.10%	(0.16%)[5]	0.95%
Portfolio turnover	8.44%[4]	16.76%	24.09%	18.80%	3.03%	3.82%[4]	15.16%

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

68 MATTHEWS ASIA FUNDS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Year Ended Aug. 31, 2004
Net Asset Value, beginning of period	$14.34	$39.73	$24.16	$14.76	$14.01	$13.26	$11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15[2]	0.30[2]	0.12	0.15	0.22	0.03	0.08
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	5.44	(19.78)	16.85	9.39	0.74	1.38	1.67
Total from investment operations	5.59	(19.48)	16.97	9.54	0.96	1.41	1.75
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.33)	(0.11)	(0.15)	(0.22)	(0.14)	(0.07)
Net realized gains on investments	—	(5.62)	(1.37)	—	—	(0.53)	—
Return of capital	—	—	—	—[3]	—	—	—
Total distributions	—	(5.95)	(1.48)	(0.15)	(0.22)	(0.67)	(0.07)
Paid-in capital from redemption fees (Note 2)	0.01	0.04	0.08	0.01	0.01	0.01	0.04
Net Asset Value, end of period	$19.94	$14.34	$39.73	$24.16	$14.76	$14.01	$13.26
TOTAL RETURN	39.05%[4]	(48.95%)	70.14%	64.81%	6.91%	10.61%[4]	15.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,564,975	$781,104	$2,335,402	$966,528	$388,950	$380,121	$340,251
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.23%[5]	1.23%	1.18%	1.27%	1.31%	1.47%[5]	1.52%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.23%[5]	1.23%	1.17%	1.26%	1.30%	1.43%[5]	1.50%
Ratio of net investment income to average net assets	1.82%[5]	1.03%	0.49%	0.96%	1.46%	0.85%[5]	1.04%
Portfolio turnover	3.10%[4]	7.91%	22.13%	11.65%	11.82%	4.99%[4]	28.99%

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 69

Financial Highlights

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	Period Ended Dec. 31, 2005[1]
Net Asset Value, beginning of period	$8.37	$24.44	$15.45	$11.32	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03[2]	0.03[2]	(0.01)	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	3.92	(15.33)	9.87	4.11	1.33
Total from investment operations	3.95	(15.30)	9.86	4.10	1.32
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.11)	(0.21)	—	—
Net realized gains on investments	—	(0.69)	(0.68)	—	—
Total distributions	—	(0.80)	(0.89)	—	—
Paid-in capital from redemption fees (Note 2)	—[3]	0.03	0.02	0.03	—[3]
Net Asset Value, end of period	$12.32	$8.37	$24.44	$15.45	$11.32
TOTAL RETURN	47.19%[4]	(62.32%)	64.13%	36.48%	13.20%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$491,206	$317,516	$1,311,072	$669,643	$80,897
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.38%[5]	1.29%	1.29%	1.41%	2.75%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.38%[5]	1.29%	1.28%	1.41%	2.00%[5]
Ratio of net investment income (loss) to average net assets	0.60%[5]	0.16%	(0.04%)	(0.08%)	(1.17%)[5]
Portfolio turnover	13.51%[4]	26.68%	25.59%	21.57%	0.00%[4]

1  The Matthews India Fund commenced operations on October 31, 2005.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

70 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Year Ended Aug. 31, 2004
Net Asset Value, beginning of period	$10.19	$14.55	$17.29	$18.48	$16.12	$14.73	$10.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06[2]	0.11[2]	0.03	(0.08)	0.02	(0.02)	(0.05)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.07	(4.26)	(1.86)	(1.12)	2.36	1.40	3.82
Total from investment operations	0.13	(4.15)	(1.83)	(1.20)	2.38	1.38	3.77
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)	—	(0.03)	—	—
Net realized gains on investments	—	(0.22)	(0.91)	—	—	—	—
Total distributions	—	(0.22)	(0.92)	—	(0.03)	—	—
Paid-in capital from redemption fees (Note 2)	—[3]	0.01	0.01	0.01	0.01	0.01	0.06
Net Asset Value, end of period	$10.32	$10.19	$14.55	$17.29	$18.48	$16.12	$14.73
TOTAL RETURN	1.28%[4]	(28.38%)	(10.96%)	(6.44%)	14.83%	9.44%[4]	35.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$118,066	$123,674	$166,860	$276,656	$367,618	$200,482	$195,256
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.32%[5]	1.23%	1.24%	1.25%	1.29%	1.40%[5]	1.46%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.32%[5]	1.23%	1.23%	1.24%	1.28%	1.38%[5]	1.45%
Ratio of net investment income (loss) to average net assets	1.30%[5]	0.84%	(0.01%)	(0.29%)	(0.10%)	(0.31%)[5]	(0.71%)
Portfolio turnover	87.72%[4]	88.97%	45.51%	59.95%	20.88%	5.30%[4]	14.57%

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 71

Financial Highlights

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Year Ended Aug. 31, 2004
Net Asset Value, beginning of period	$2.75	$6.56	$6.23	$6.37	$4.08	$3.94	$4.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)[2]	(0.02)[2]	0.07	0.01	0.01	—	0.04
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.53	(3.48)	1.15	0.80	2.39	0.78	0.34
Total from investment operations	0.51	(3.50)	1.22	0.81	2.40	0.78	0.38
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	(0.02)	(0.01)	—	(0.01)	—[3]
Net realized gains on investments	—	(0.25)	(0.87)	(0.95)	(0.11)	(0.63)	(0.82)
Total distributions	—	(0.31)	(0.89)	(0.96)	(0.11)	(0.64)	(0.82)
Paid-in capital from redemption fees (Note 2)	—[3]	—[3]	—[3]	0.01	—[3]	—[3]	0.01
Net Asset Value, end of period	$3.26	$2.75	$6.56	$6.23	$6.37	$4.08	$3.94
TOTAL RETURN	18.55%[4]	(52.66%)	18.90%	12.99%	58.76%	20.60%[4]	9.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$100,025	$87,253	$250,421	$241,003	$269,925	$127,794	$110,199
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.39%[5]	1.27%	1.21%	1.30%	1.35%	1.49%[5]	1.51%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.39%[5]	1.27%	1.21%	1.28%	1.35%	1.31%[5]	1.50%
Ratio of net investment income (loss) to average net assets	(1.34%)[5]	(0.34%)	1.17%	(0.09%)	0.27%	(0.69%)[5]	0.29%
Portfolio turnover	33.84%[4]	28.70%	24.20%	25.82%	10.13%	6.53%[4]	18.40%

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Six-Month Period Ended June 30, 2009 (unaudited)	Period Ended Dec. 31, 2008[1]
Net Asset Value, beginning of period	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06[2]	0.01[2]
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	3.58	(2.16)
Total from investment operations	3.64	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)
Total distributions	—	(0.02)
Paid-in capital from redemption fees (Note 2)	0.07	0.06
Net Asset Value, end of period	$11.60	$7.89
TOTAL RETURN	47.21%[3]	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$22,965	$3,173
Ratio of expenses to average net assets before reimbursement, or waiver of expenses by Advisor (Note 3)	3.34%[4]	14.31%[4]
Ratio of expenses to average net assets after reimbursement, or waiver of expenses by Advisor	2.00%[4]	2.00%[4]
Ratio of net investment income to average net assets	1.18%[4]	0.15%[4]
Portfolio turnover	38.28%[3]	3.10%[3]

1  The Matthews Asia Small Companies Fund commenced operations on September 15, 2008.

2  Calculated using the average daily shares method.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 73

Financial Highlights

Matthews Asian Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2009 (unaudited)	2008	2007	2006	2005	Four-Month Period Ended Dec. 31, 2004[1]	Year Ended Aug. 31, 2004
Net Asset Value, beginning of period	$4.71	$9.80	$7.92	$6.53	$5.45	$4.83	$4.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[2]	0.01[2]	—[3]	(0.02)	—[3]	(0.02)	(0.02)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.30	(5.11)	1.87	1.40	1.08	0.64	0.53
Total from investment operations	1.29	(5.10)	1.87	1.38	1.08	0.62	0.51
Paid-in capital from redemption fees (Note 2)	—[3]	0.01	0.01	0.01	—[3]	—[3]	0.02
Net Asset Value, end of period	$6.00	$4.71	$9.80	$7.92	$6.53	$5.45	$4.83
TOTAL RETURN	27.39%[4]	(51.94%)	23.74%	21.29%	19.82%	12.84%[4]	12.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$87,472	$74,476	$252,304	$129,819	$50,426	$38,865	$34,297
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.53%[5]	1.33%	1.26%	1.41%	1.49%	1.64%[5]	1.63%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.53%[5]	1.33%	1.25%	1.39%	1.48%	1.60%[5]	1.91%
Ratio of net investment income (loss) to average net assets	(0.46%)[5]	0.08%	(0.30%)	(0.29%)	0.08%	(0.85%)[5]	(0.31%)
Portfolio turnover	48.12%[4]	44.84%	33.21%	34.77%	29.76%	7.36%[4]	41.25%

1  The Fund's fiscal year end changed from August 31 to December 31, effective December 31, 2004.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

Matthews Asia Funds, formerly doing business as Matthews Asian Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently issues ten separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asian Growth and Income Fund, Matthews Asia Pacific Equity Income Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asian Technology Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The Funds' equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 "FAIR VALUE MEASUREMENTS" ("SFAS NO. 157"): SFAS No. 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS No. 157 are described below:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of June 30, 2009, Level 3 Securities consist of convertible bonds that trade in over-the-counter markets. As described in Note 1-A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

matthewsasia.com | 800.789.ASIA 75

Notes to Financial Statements (unaudited) (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of June 30, 2009 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Equity Income Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$12,061,734	$—	$7,866,996	$171,104,658
India	—	—	928,170	21,357,900
Indonesia	27,077,936	2,785,142	—	8,265,486
South Korea	17,676,005	2,443,695	—	—
Taiwan	19,630,165	2,361,090	907,875	—
United Kingdom	42,260,087	2,869,223	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	24,168,851	9,645,757	10,737,319	—
China/Hong Kong	373,282,742	33,007,141	39,350,158	669,901,009
India	—	1,263,558	11,766,827	393,125,210
Indonesia	—	4,905,173	9,539,915	125,965,171
Japan	114,610,272	27,164,313	54,176,394	—
Malaysia	—	11,523,757	1,592,386	109,958,166
Philippines	20,413,618	5,981,195	—	20,265,033
Singapore	183,652,262	9,702,684	4,702,092	74,243,052
South Korea	67,178,994	6,074,350	9,525,773	378,254,710
Taiwan	99,067,344	13,176,125	5,804,545	150,637,398
Thailand	46,557,564	13,505,967	2,704,599	85,915,713
United Kingdom	—	2,137,118	—	—
Preferred Equities:
South Korea	37,712,409	—	2,121,812	—
Level 3: Significant Unobservable Inputs
International Bonds	497,096,893	5,947,688	—	—
Total Market Value of Investments	$1,582,446,876	$154,493,976	$161,724,861	$2,208,993,506
	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$70,638,382	$—	$—	$1,666,638
Financials	—	19,771,323	—	820,725
Health Care	16,184,331	—	—	—
Information Technology	51,156,384	6,921,224	—	1,827,287
Materials	—	—	—	3,033,989
Telecommunication Services	15,194,272	—	—	2,155,990
Utilities	5,990,138	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	305,375,789	44,044,756	15,419,889	19,376,529
Consumer Staples	113,940,398	24,557,732	4,227,870	9,554,850
Energy	92,722,981	24,995,143	3,005,892	1,940,004
Financials	356,188,943	98,560,548	25,677,374	20,803,300
Health Care	—	36,604,824	5,073,232	5,928,235
Industrials	217,870,534	105,182,276	30,679,123	9,827,924
Information Technology	130,673,864	45,013,556	22,099,328	14,813,340
Materials	16,546,347	8,147,776	2,420,274	3,723,689
Telecommunication Services	52,169,519	18,341,061	8,989,681	2,999,952
Utilities	83,171,502	22,860,182	—	—
Preferred Equities:
Financials	—	—	—	975,999
Level 3: Significant Unobservable Inputs
International Bonds	—	18,730,690	—	—
Total Market Value of Investments	$1,527,823,384	$473,731,091	$117,592,663	$99,448,451

76 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$987,038	$17,622,930
Indonesia	—	1,525,982
South Korea	206,499	3,463,074
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	6,230,865	9,479,609
Japan	—	17,732,832
India	4,850,836	6,887,149
Indonesia	600,568	—
Malaysia	631,312	—
Philippines	—	1,034,237
Singapore	2,692,561	—
South Korea	2,950,145	10,854,796
Taiwan	3,465,350	17,468,243
Thailand	—	453,348
Level 3: Significant Unobservable Inputs
International Bonds	—	—
Total Market Value of Investments	$22,615,174	$86,522,200

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth and Income Fund	Matthews Asian Pacific Equity Fund	Matthews India Fund
	International Bonds	International Bonds	International Bonds
Balance as of 12/31/08 (market value)	$368,908,419	$2,803,227	$15,405,773
Accrued discounts/premiums	9,305,858	81,952	1,153,949
Realized gain/(loss)	(5,080,645)	136,018	(314,136)
Change in unrealized appreciation/(depreciation)	73,395,439	110,010	3,198,569
Net purchases/(sales)	50,567,823	2,816,481	(713,465)
Transfers in and/or out of Level 3	—	—	—
Balance as of 06/30/09 (market value)	$497,096,893	$5,947,688	$18,730,690
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/09*	$59,571,946	$110,010	$3,320,077

*  Included in the related amounts on the Statements of Operations

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economical, social and religious instability of the country of the issuer or other countries in the region, adverse diplomatic developments and the possibility of disruption to international trade patterns. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Securities of many foreign companies may be less liquid and their prices more volatile. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Individual foreign economies may differ from the economy of the United States in many ways, including the growth of gross domestic products, rates of inflation, capital reinvestments, resource self-sufficiency, and balance of payments positions. Some non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable). Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges.

matthewsasia.com | 800.789.ASIA 77

Notes to Financial Statements (unaudited) (continued)

D.  FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 2009. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. ("GAAP"). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund's net asset value. As of June 30, 2009, the Matthews Pacific Tiger Fund and Matthews Asia Small Companies Fund have recorded a payable of $9,364,131 and $217,491, respectively as an estimate for potential future India capital gains taxes.

Management has analyzed the Funds tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds financial statements. The Funds federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2008 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asian Growth and Income Fund	$27,273,299	—
Matthews Asia Pacific Equity Income Fund	3,795,549	—
Matthews Asia Pacific Fund	19,533,406	—
Matthews Pacific Tiger Fund	172,123,650	—
Matthews China Fund	15,795,511	—
Matthews India Fund	44,921,286	—
Matthews Japan Fund	16,453,559	—
Matthews Korea Fund	834,632	—
Matthews Asia Small Companies Fund	47,978	$963
Matthews Asian Technology Fund	5,094,779	—

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2008, which expire in the year indicated, which are available to offset future capital gains, if any:

	2009	2010	2016	Total
Matthews Asia Pacific Equity Income Fund	$—	$—	$1,466,788	$1,466,788
Matthews Asia Pacific Fund	—	—	24,090,517	24,090,517
Matthews Japan Fund	—	—	36,495,378	36,495,378
Matthews Asia Small Companies Fund	—	—	7,715	7,715
Matthews Asian Technology Fund	5,967,059	3,461,198	17,493,413	26,921,670

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Pacific Equity Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asian Technology Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

78 MATTHEWS ASIA FUNDS

The tax character of distributions paid for the fiscal year ended December 31, 2008 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$948,364	$—	$948,364
Matthews Asia Pacific Equity Income Fund	1,483,369	—	1,483,369
Matthews Asia Pacific Fund	3,712,321	—	3,712,321
Matthews China Fund	58,882	—	58,882
Matthews India Fund	—	5,361,101	5,361,101
Matthews Japan Fund	1,748,757	—	1,748,757
Matthews Korea Fund	—	5,234,664	5,234,664
Matthews Asia Small Companies Fund	7,763	—	7,763

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Beginning in the year ended December 31, 2007, the Funds changed the method by which they record and recognize dividend income for Korean equity securities held in the Funds as a result of, among other things, establishing a reasonable basis to estimate for Korean dividends at ex-date. Prior to 2007, it had been the policy of the Funds to record dividend income for certain Korean securities following the annual general meeting of shareholders of such companies. These dividends were recorded in the next fiscal year following the ex-date of these distributions. Dividend income is now recorded in the current fiscal year on ex-date based on estimated dividend rates. Estimated dividends are updated as additional information becomes available.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in Other expenses on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Shares sold	40,633,867	$505,366,927	21,899,058	$328,702,177
Shares issued through reinvestment of distributions	1,807,372	24,381,439	14,082,294	183,071,148
Shares redeemed	(15,477,189)	(178,691,960)	(56,110,939)	(834,979,930)
Net increase (decrease)	26,964,050	$351,056,406	(20,129,587)	($323,206,605)
	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	Shares	Amount	Shares	Amount
Shares sold	5,898,863	$52,115,774	14,488,000	$132,923,382
Shares issued through reinvestment of distributions	377,948	3,412,345	301,620	2,985,343
Shares redeemed	(6,822,662)	(55,170,844)	(5,108,990)	(49,481,429)
Net increase (decrease)	(545,851)	$357,275	9,680,630	$86,427,296
	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS ASIA PACIFIC FUND	Shares	Amount	Shares	Amount
Shares sold	2,615,052	$26,334,305	4,889,230	$68,077,616
Shares issued through reinvestment of distributions	—	—	969,733	9,357,976
Shares redeemed	(6,073,584)	(58,474,026)	(16,349,415)	(204,900,950)
Net decrease	(3,458,532)	($32,139,721)	(10,490,452)	($127,465,358)

matthewsasia.com | 800.789.ASIA 79

Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Shares sold	60,678,740	$843,852,851	19,644,970	$353,833,666
Shares issued through reinvestment of distributions	—	—	25,829,966	269,180,612
Shares redeemed	(16,701,309)	(183,295,216)	(73,247,167)	(1,268,536,898)
Net increase (decrease)	43,977,431	$660,557,635	(27,772,231)	($645,522,620)
	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Shares sold	30,268,908	$523,420,546	18,251,837	$493,677,884
Shares issued through reinvestment of distributions	264	3,762	15,859,820	227,429,542
Shares redeemed	(6,263,131)	(96,609,971)	(38,423,260)	(1,099,046,762)
Net increase (decrease)	24,006,041	$426,814,337	(4,311,603)	($377,939,336)
	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Shares sold	7,204,462	$76,031,313	17,545,512	$335,946,623
Shares issued through reinvestment of distributions	—	—	3,513,386	27,932,026
Shares redeemed	(5,249,290)	(47,060,508)	(36,786,710)	(591,168,184)
Net increase (decrease)	1,955,172	$28,970,805	(15,727,812)	($227,289,535)
	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Shares sold	3,010,740	$26,262,870	10,668,491	$133,481,261
Shares issued through reinvestment of distributions	—	—	212,615	2,066,617
Shares redeemed	(3,708,826)	(33,696,731)	(10,211,602)	(118,027,026)
Net increase (decrease)	(698,086)	($7,433,861)	669,504	$17,520,852
	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Shares sold	2,813,573	$7,962,385	6,335,159	$27,007,960
Shares issued through reinvestment of distributions	—	—	3,519,633	8,410,812
Shares redeemed	(3,814,537)	(10,118,227)	(16,351,965)	(74,965,350)
Net decrease	(1,000,964)	($2,155,842)	(6,497,173)	($39,546,578)
	Six-Month Period Ended June 30, 2009 (Unaudited)		Period Ended December 31, 2008
MATTHEWS ASIA SMALL COMPANIES FUND*	Shares	Amount	Shares	Amount
Shares sold	2,071,944	$20,730,041	488,968	$4,048,615
Shares issued through reinvestment of distributions	—	—	655	4,960
Shares redeemed	(494,943)	(5,415,253)	(87,299)	(665,026)
Net increase	1,577,001	15,314,788	402,324	$3,388,549

*  The Matthews Asia Small Companies Fund commenced operations on September 15, 2008.

80 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008
MATTHEWS ASIAN TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Shares sold	1,127,634	$6,111,583	6,537,904	$53,738,475
Shares redeemed	(2,355,816)	(11,164,465)	(16,482,244)	(117,085,933)
Net decrease	(1,228,182)	($5,052,882)	(9,944,340)	($63,347,458)

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

3.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. Pursuant to an investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than the Matthews Asia Small Companies Fund, pays Matthews 0.75% of their aggregate average daily net assets from $0 to $2 billion, 0.6834% on their aggregate average daily net assets between $2 billion and $5 billion, and 0.65% on their aggregate average daily net assets over $5 billion. The Matthews Asia Small Companies Fund pays Matthews an annual fee of 1.00% of average daily net assets pursuant to the Advisory Agreement.

Under a written agreement between the Funds and Matthews, Matthews agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asian Technology Fund, this level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Pacific Fund and Matthews Pacific Tiger Fund, the level is 1.90%. For Matthews Asia Pacific Equity Income Fund, this level is 1.50%. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount not to exceed its expense limitation. For each Fund other than the Matthews Asia Pacific Equity Income Fund and the Matthews Asia Small Companies Fund, this agreement will continue through at least August 31, 2009. For the Matthews Asia Pacific Equity Income Fund, this agreement will continue through at least October 31, 2009. For the Matthews Asia Small Companies Fund, this agreement will continue through at least April 30, 2012. These agreements may be extended for additional periods for each of the Funds. At December 31, 2008, Matthews Asia Pacific Equity Income Fund had $64,808 available for recoupment, of which $30,160 expires in 2009, $10,105 expires in 2010, and $24,543 expires in 2011. At December 31, 2008, Matthews Asia Small Companies Fund had $64,333 available for recoupment, which expires in 2011.

Investment advisory fees charged and waived, for the six-month period ended June 30, 2009, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee
Matthews Asian Growth and Income Fund	$4,307,973	$—	$4,307,973
Matthews Asia Pacific Equity Income Fund	475,414	(562)	474,852
Matthews Asia Pacific Fund	524,930	—	524,930
Matthews Pacific Tiger Fund	4,891,425	—	4,891,425
Matthews China Fund	3,555,742	—	3,555,742
Matthews India Fund	1,201,115	—	1,201,115
Matthews Japan Fund	400,627	—	400,627
Matthews Korea Fund	305,692	—	305,692
Matthews Asia Small Companies Fund	47,927	(63,977)	(16,050)
Matthews Asian Technology Fund	262,541	—	262,541

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $149,225 in aggregate for regular compensation during the period ended June 30, 2009; no special compensation was paid during this period.

The Funds have an administration and shareholder servicing agreement, pursuant to which, the Funds pay the Advisor for administration and shareholder servicing activities based on each Fund's average daily net assets. The fee is charged at a rate of 0.25% of the average daily net assets in the Trust between $0 and $2 billion, 0.1834% of average daily net assets in the Trust between $2 billion and $5 billion, 0.15% of the average daily net assets in the Trust between $5 billion and $7.5 billion and 0.125% of average daily net assets in the Trust over $7.5 billion.

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Notes to Financial Statements (unaudited) (continued)

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2009, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asian Growth and Income Fund	$1,280,577
Matthews Asia Pacific Equity Income Fund	141,758
Matthews Asia Pacific Fund	156,592
Matthews Pacific Tiger Fund	1,449,890
Matthews China Fund	1,053,716
Matthews India Fund	356,336
Matthews Japan Fund	119,474
Matthews Korea Fund	90,987
Matthews Asia Small Companies Fund	9,912
Matthews Asian Technology Fund	78,175

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent), which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectus. Fees accrued to pay to such service providers for the six-month period ended June 30, 2009 are a component of Transfer Agent fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asian Growth and Income Fund	$675,496	$337,748	$1,013,244
Matthews Asia Pacific Equity Income Fund	69,205	34,603	103,808
Matthews Asia Pacific Fund	86,586	43,293	129,878
Matthews Pacific Tiger Fund	571,935	285,968	857,903
Matthews China Fund	504,900	252,450	757,349
Matthews India Fund	184,995	92,498	277,493
Matthews Japan Fund	64,123	32,062	96,185
Matthews Korea Fund	39,157	19,579	58,736
Matthews Asia Small Companies Fund	2,450	1,225	3,674
Matthews Asian Technology Fund	44,986	22,493	67,480

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect wholly owned subsidiary of The PNC Financial Services Group, serves as the Trust's administrator, and in that capacity, performs various administrative and accounting services for each Fund. PNC also serves as the Trust's transfer agent, dividend disbursing agent and registrar. An officer of PNC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2009 were as follows:

Administration and Accounting Fees
Matthews Asian Growth and Income Fund	$113,734
Matthews Asia Pacific Equity Income Fund	12,523
Matthews Asia Pacific Fund	13,846
Matthews Pacific Tiger Fund	129,289
Matthews China Fund	94,050
Matthews India Fund	31,743
Matthews Japan Fund	10,565
Matthews Korea Fund	8,075
Matthews Asia Small Companies Fund	907
Matthews Asian Technology Fund	6,934

Brown Brothers Harriman & Co. serves as custodian to the Trust. PFPC Distributors, Inc., (the "Distributor"), an indirect wholly owned subsidiary of The PNC Financial Services Group serves as the Fund's Distributor pursuant to an Underwriting Agreement.

82 MATTHEWS ASIA FUNDS

4.  INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2009, excluding short-term investments, were as follows:

	Affiliated Purchases	Affiliated Proceeds from Sales	Unaffiliated Purchases	Unaffiliated Proceeds from Sales
Matthews Asian Growth and Income Fund	$—	$—	$412,811,717	$105,183,591
Matthews Asia Pacific Equity Income Fund	—	—	42,826,287	42,726,944
Matthews Asia Pacific Fund	—	—	46,539,976	77,312,019
Matthews Pacific Tiger Fund	—	—	667,082,362	117,289,602
Matthews China Fund	—	—	437,558,686	31,056,292
Matthews India Fund	—	—	56,404,536	45,952,935
Matthews Japan Fund	—	—	98,006,480	104,873,181
Matthews Korea Fund	—	—	29,049,849	31,057,858
Matthews Asia Small Companies Fund	—	—	18,911,882	3,826,699
Matthews Asian Technology Fund	—	—	35,547,138	41,570,427

5.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2009, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies listed below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2009 is set forth below:

	Shares Held at Dec. 31, 2008	Shares Purchased	Shares Sold	Shares Held at Jun. 30, 2009	Value at Jun. 30, 2009	Dividend Income Jan.1, 2009– Jun. 30, 2009
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
I-CABLE Communications, Ltd.	129,832,000	—	—	129,832,000	$12,061,734	$—
Total Affiliates					$12,061,734	$—
MATTHEWS ASIA PACIFIC FUND
Name of Issuer:
Funai Zaisan Consultants Co., Ltd.*	7,081	—	7,081	—	$—	$—
Total Affiliates					$—	$—
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.	120,330,000	—	—	120,330,000	$20,722,354	$341,580
Lianhua Supermarket Holdings Co., Ltd. H Shares	12,995,000	—	—	12,995,000	21,029,227	285,301
Total Affiliates					$41,751,581	$626,881

*  Issuer was not an affiliated company as of June 30, 2009.

6.  SHORT-TERM BORROWINGS

The Funds are a party to a $75,000,000 credit agreement with a group of lenders, which expires October 6, 2009. The Funds may borrow under the credit agreement to fund shareholder redemptions to allow the Funds to manage the sale of portfolio holdings at times that the Advisor believes such sales may be unfavorable to shareholders. Each Fund may borrow up to the maximum amount allowable under the Funds current Prospectus and Statement of Additional Information. The Funds pay a commitment fee of 0.12% per annum based on each Fund's pro rata share of the unused portion of the credit agreement, which is included in Other expenses in the Statements of Operations as well as other certain related fees. Amounts borrowed under the credit agreement bear an interest rate equal to the Federal Funds Rate plus 0.50%. The Funds did not borrow under the credit agreement during the six-month period ended June 30, 2009.

7.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through August 21, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

matthewsasia.com | 800.789.ASIA 83

Disclosure and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2009. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2009, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Far East ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

84 MATTHEWS ASIA FUNDS

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Rhoda Rossman

Toshi Shibano

Jonathan F. Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Shai A. Malka

John P. McGowan

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111 800.789.ASIA (2742)

ACCOUNT SERVICES

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com | 800.789.ASIA 85

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)  SAR-0609

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	8/26/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	8/26/09

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	8/26/09

* Print the name and title of each signing officer under his or her signature.